UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2020 Semiannual

Review and Report to Stockholders

June 30, 2020

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.royceinvest.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 56 and 57. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 58 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2020 Semiannual Report to Stockholders

This page is not part of the 2020 Semiannual Report to Stockholders

Letter to Our Stockholders

THE LONGEST HALF

Before delving into our usual analysis of the small-cap market, we first want to offer our deepest sympathies to all those affected by the coronavirus and to extend an equal measure of gratitude to the many essential workers who have done so much to help us all in various ways during this period of pandemic-induced difficulties. We are also grateful for all of the extraordinary efforts by our Royce colleagues, as they have been working diligently to keep our company operating at full strength while working from home.

The first half of 2020 was as turbulent a six-month period as we have seen in nearly 50 years of small-cap asset management. The Russell 2000 Index experienced the worst quarter in its own 40-year history in 1Q20, losing 30.6%, before rebounding to enjoy its third best in the second quarter, when it advanced 25.4%. As wide as the distance is between them, these numbers fail to fully capture the extremes. The Russell 2000 fell 41.5% from 2/20/20-3/18/20 before advancing 46.0% from March’s 2020 low through the end of June. Comparable levels of the same volatility could be seen across other capitalization ranges and geographies as the world reeled from the devastating effects of the COVID-19 pandemic, which has wreaked havoc on public health and the global economy.

From our perspective as experienced small-cap specialists, the most interesting element about the market’s V-shaped pattern since mid-February was that stocks behaved in a manner that was simultaneously anomalous and familiar. Like the public health crisis that engendered the initial decline, the speed and depth with which equities fell was indeed unprecedented. The pace and height of the subsequent rebound has been surpassed only once before, in the spring of 2009. Yet the overall pattern is one that we have seen before. Deep bear markets have historically been followed by vibrant comebacks. The range of returns along market cap parameters added to the familiar tenor. After losing more in the first quarter, small- and micro-cap stocks roared back to outpace their large-cap counterparts in the second. Moreover, factors such as cyclicality and perceived riskiness also performed in line with our expectations through most of the first half of 2020.

One notable exception, at least for a short time, was the underperformance of cyclical stocks within small-cap early in the recovery period. This temporary disadvantage may have been an unintended consequence of the Fed’s decision to put enough liquidity into the capital markets to rebuild stability and restore the financial system to something resembling normal operations as the markets were plunging. Yet these moves—which in our view were entirely

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

appropriate and necessary—also appeared to shift higher-growth companies into pole position in small-cap, leaving cyclicals to play catch-up into the middle of May, nearly two months after the nascent upswing. Since cyclicals historically make strong moves off market bottoms (especially when accompanied by improving economic data, as was the case this year), we were somewhat surprised. Cyclicals more than made up for their slow start, however, by nearly doubling the return for defensives from mid-May through the end of June, up 18.1% versus 9.5%. Needless to say, a result in the high teens over six weeks is an impressive move under any circumstances.

DISSECTING THE DISCONNECT

The more immediate, and for many more vexing matter, however, is the disconnect between a weakened economy and a robust, albeit highly volatile, U.S. equity market. It’s always a cause for concern for some when the market appears out of sync with the economy. But in the midst of a public health crisis, one that’s led to sorrow for many and challenges for all, the contrast becomes particularly stark. We understand why many people, including a number of skilled and experienced investors, have serious misgivings about the overall upward direction of the stock market during a pandemic. However, we think these objections ultimately rest on two misconceptions.

The first is the idea that stock prices are a barometer of current corporate health. Yet stocks are almost never priced based on what’s happening today. The market’s tendency is to look forward to what is most likely to happen one, two, or even three years down the road. In other words, the market’s behavior is rooted in expectations of corporate profitability. So in spite of the currently long list of challenges we face, the market is anticipating a recovering economy over the next couple of years. Equally important, investors are confident that most companies’ profits will be higher over the next year or two, which should boost the value of their shares.

The second misconception is that equities are independent of other financial conditions. Yet stocks are, after all, financial assets. As such, conditions in the financial markets affect their prices. With interest rates at all-time lows, it makes sense that stocks would be selling at higher prices. Lower rates typically make equities appear more attractive compared to other investments. The Fed’s decision to provide ample liquidity to the financial markets and maintain interest rates at close to zero should support rising stock prices because plentiful amounts of capital are available for investment, and there are relatively few attractive alternatives. The current strong and stable state of the equity markets helps to explain why “Don’t Fight the Fed” is such a reliable adage.

THE CASE FOR SMALL-CAPS IN FIVE CHARTS

Our overall outlook for small-caps, then, is cautiously optimistic. In large part, this is because we expect the economy will continue to recover over the next few years, spurring profit growth as it does. We also think that small-caps continue to look relatively more attractive than most other areas of the market. Its recent robust run notwithstanding, the Russell 2000 was down 13.0% in 2020’s first half versus a loss of 2.8% for the large-cap Russell 1000 Index. Similarly, the Nasdaq made new all-time highs in this year’s rebound while the small-cap index finished June 2020 14.9% below its August 2018 peak.

Along with relatively more attractive small-cap prices, we also see the financially healthy state of many small-cap companies. We examined performance for the Russell 2000 compared to the index’s trailing 12-month cash flow per share from the peak on 8/31/18 through 6/30/20. Our analysis, seen below, showed that cash flow per share has made steady positive progress that accelerated to a more robust pace near the end of this nearly two-year period, while small-cap performance lagged this metric over the same period.

Russell 2000 Performance vs Trailing 12-month Cash Flow Per Share Percent Change from 8/31/18 Peak as of 6/30/20

Trailing 12-Month Cash Flow Per Share is calculated as the after-tax earnings of a company plus depreciation on a per-share basis. It is often used to measure a company’s financial strength.

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

Taking a look at the asset class’s longer-term history paints an equally compelling picture. For example, during the subsequent two-year periods following its last major declines—the Internet Bubble and the Financial Crisis—small-caps recovered significantly more than they did during the first half of 2020.

Small-Cap’s Bear-Market Rebounds Russell 2000 subsequent two-year periods following troughs

Also supporting the idea that small-caps have room to run is the five-year average annual total return for the Russell 2000 at the end of June—which was 4.3%. This result is well below both the rolling monthly five-year average of 10.5% for the small-cap index since its inception and its 9.6% average annual five-year return following lower-return periods.

The subsequent five-year returns following periods of low Russell 2000 returns have on average been very attractive. Most important in our view, small-caps averaged a 13.8% subsequent five-year annualized return when trailing performance was in the 0-5% range, as it was at the end of June 2020.

Subsequent 5-Year Returns Based on Prior 5-Year Return Ranges Russell 2000 Since Inception From 12/31/78 through 6/30/20

Trailing Russell 2000 Five-Year Return Range (12/31/78 through 6/30/20)

Coincident with small-cap’s lower return pattern over the last five years has been relative underperformance versus large-cap stocks.

While leadership between small-caps and large-caps has rotated over the last several decades, the degree of current large-cap performance is unusual. (For longer-term studies we use CRSP (Center for Research in Security Prices) indexes, whose small-cap proxy, the CRSP 6-10, has a longer history than the Russell 2000.) Since the end of 1945 through June 30th of this year, the CRSP 6-10 led the CRSP 1-5, its large-cap counterpart, with a rolling monthly average annual five-year return of 12.8% for the former compared with 11.3% for the latter. However, for the five-year period ended 6/30/20, small-cap trailed large-cap by 5.9% as the CRSP 6-10 advanced 4.8% versus a gain of 10.7% for the CRSP 1-5. This degree of small-cap underperformance is notable, as it has happened in only 13%, 107 out of 835, of all five-year periods. What happened next is equally if not more interesting: when the CRSP 6-10 lagged the CRSP 1-5 by at least 5.5%, small-cap subsequently rebounded to beat large-cap in 83% of the subsequent five-year periods—86 out of 103 times. We anticipate a rotation in leadership not simply because extreme performance spreads between asset classes and/or indexes tend to be followed by reversals but also due to small-cap’s longstanding edge over large-caps following bear markets and in particular during economic rebounds.

Further, our chosen asset class was in an even rarer state at the end of June, one that bolsters our confidence in both its absolute and relative performance prospects. For the one-year period ended 6/30/20, the Russell 2000 was down 6.6% versus a gain of 7.5% for the Russell 1000. How unusual is this combination of a negative return for small-cap and a positive result for large-cap over a 12-month span? Over the last 20 years, it’s happened about 10% of the time, in only 23 out of 229 monthly rolling periods. Even more important is what typically happens next.

Small-cap stocks have rebounded resoundingly over the subsequent 12-month periods, beating large-cap 81% of the time and posting an average one-year return of 19.0% versus 16.8% for large-caps.

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

Small-Caps Have Rebounded Following the Rare Concurrence of a Negative 12-Month Return for Small-Cap with a Positive Return for Large-Cap Trailing 1-Year Periods from 6/30/00 to 6/30/20

Of course, our strategies each focus selectively, concentrating on more than just the overall small-cap market. Their differences notwithstanding, each has an overall tilt toward economically sensitive cyclical sectors, with most weighted heavily in Industrials and Information Technology while others, such as our dividend value portfolios, typically have much more exposure to Financials than technology companies. Regardless of each strategy’s areas of focus, we think these three sectors offer a broad and diverse selection of companies with attractive attributes.

As has been the case with small-cap value and growth, cyclicals have been lagging their defensive counterparts over the last several years. However, the U.S. economy appears to have bottomed in April. The monthly ISM (Institute for Supply Management) manufacturing index began to climb again in May and rose by a highly encouraging 9.5 points between May and June, from 43.1 to 52.6. This was also significant in that a number more than 50 indicates expanding growth in manufacturing orders and production. Moreover, the U.S. housing market continues to grow, showing remarkable resilience in the face of the pandemic. The all-important U.S. consumer remains something of a wild card considering the still uncertain state of public health. However, if consumer spending continues to trend positively, as it did during May, then the economy should grow more quickly. In addition to a global economic recovery, cyclicals would benefit from a weaker dollar, a dose of inflation, and earnings growth—as would value stocks.

Within this optimistic scenario, the valuation picture is also critical as it forms an integral part of the case for small-cap cyclicals. As a whole, small-cap valuations appear far more reasonable than those of large-caps. Within small-cap, cyclicals look much cheaper than defensive stocks. To be sure, at the end of June they were at their cheapest in more than 20 years compared to defensives, based on our preferred valuation metric, the Russell 2000’s relative median EV/EBIT (Enterprise Value divided by Earnings Before Interest & Taxes, excluding companies with negative EBIT).

Russell 2000 Relative Median EV/EBIT (Ex Negative EBIT)
From 6/30/00 to 6/30/20

EV/EBIT: Enterprise Value/Earnings Before Interest and Taxes. Cyclical is defined as follows: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, Utilities. Source: FactSet

Why is all of this data important? While past performance patterns are never sure to repeat themselves, the economic growth periods that have followed recessions have disproportionately rewarded small-cap cyclical stocks throughout history.

IT’S THE VISTA, NOT THE VIEW

As we look forward, we have kept our scope squarely on the long run. However optimistic we are about the years ahead, the view of the next weeks and months remains foggy. Our confidence in an economic recovery and the likely rewards that would flow to small-cap cyclicals and select value stocks is therefore rooted in our perennial long-term perspective. Some market observers argue that equities could tread water through the end of this year before resuming an upward move in an improving economy. As plausible as this case is, we are not entirely convinced that evidence of a recovered economy is the only catalyst

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

Our habit of looking beyond the near term has opened up a brighter vista where we can see both the economy and corporate profits rebounding beyond the next several quarters.

that can keep share prices afloat. The second half of 2009 provides what may be an instructive example. After their recovery off the trough in March of that year, equities continued to advance through the end of December. Throughout the entire year of 2009, pessimism reigned, buoyed by anxieties about the seeming contradiction among rising stock prices, the underwhelming state of the global economy, and the fragility of the world’s financial system. Yet the market scaled that wall of worry with relative ease. Our own experience, both then and now, has taught us two lessons that are of particular relevance to the present moment: First, shocks are what have hurt stocks the most historically—known worries are often priced in fully or at least close to it; second, stocks often advance on economic news that is less grim, meaning that even slight improvements in economic data could be more than enough impetus to keep investors buying.

In fact, we think those more fatalistic investors may be surprised by how quickly earnings recover. Our current situation is unique in many ways. This is especially true for the markets and the economy where the struggles have been bred by a public health crisis as opposed to financial excess or economic distress. The resulting short-term uncertainty and attendant market turbulence are allowing us to try taking advantage of two market dynamics that we believe play to the strengths of active management: high volatility and short-term thinking. And our own habit of looking beyond the near term has opened up a brighter vista where we can see both the economy and corporate profits rebounding beyond the next several quarters.

Finally, we want to share the news about three recent additions to our investment staff: Portfolio Manager Miles Lewis, CFA®; Senior Analyst and Director of International Research Mark Fischer; and Senior Analyst and Director of Strategic Research Jag Sriram, CFA®. All joined Royce during the second quarter of 2020, and their respective arrivals highlight the fact that, even in these challenging times, we are committed to adding skilled professionals to our firm. Miles, Mark, and Jag are important additions to our highly experienced investment team. We look forward to them contributing investment insights to our portfolios that benefit our investors.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
July 31, 2020

6 | This page is not part of the 2020 Semiannual Report to Stockholders

Performance

NAV Average Annual Total Returns

As of June 30, 2020 (%)

										SINCE	INCEPTION
	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Value Trust	-6.91	2.46	4.97	6.41	N/A	N/A	N/A	N/A	N/A	5.02	10/17/13
Royce Micro-Cap Trust	-6.21	0.80	4.08	5.27	10.53	7.25	8.91	9.95	N/A	10.06	12/14/93
Royce Value Trust	-8.92	-0.60	4.19	6.82	10.30	7.16	8.35	9.57	10.10	10.04	11/26/86
INDEX
MSCI ACWI Small Cap Index	-12.85	-5.54	1.43	3.67	8.61	6.89	6.85	7.30	N/A	N/A	N/A
Russell Microcap Index	-11.21	-4.77	0.85	2.86	9.93	5.65	6.53	N/A	N/A	N/A	N/A
Russell 2000 Index	-12.98	-6.63	2.01	4.29	10.50	7.01	6.69	8.16	8.93	N/A	N/A
[1] Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each series of The Royce Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Royce Value, Micro-Cap, and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (“RGT”) fell 6.9% on an NAV (net asset value) basis and declined 1.0% based on market price for the year-to-date period ended 6/30/20, losing significantly less than its unleveraged benchmark, the MSCI ACWI Small Cap Index, which declined 12.8% for the same period. The Fund also outpaced the MSCI ACWI Small Cap Index on both a NAV and market price basis for the one-, three-, five-year, and since inception (10/17/13) periods ended 6/30/20.

WHAT WORKED… AND WHAT DIDN’T

Five of the 10 equity sectors in which the portfolio held investments finished 2020’s first half with losses. Industrials, RGT’s largest weighting, detracted most by a wide margin, followed by Energy and Consumer Discretionary. Conversely, Health Care contributed most to performance. Information Technology and Financials were also additive, rounding out the top three. Energy equipment & services (Energy) made the largest negative impact at the industry level, followed by professional services and machinery, both in Industrials. Capital markets (Financials) made an outsized positive impact at the industry level while metals & mining (Materials) and health care equipment & supplies (Health Care) also contributed.

Canada-based Computer Modelling Group, which is a software company that produces reservoir simulation software for the oil and gas industry, detracted most at the position level in 2020’s first half. Like many businesses with exposure to the energy industry, its stock fell mostly as a result of turmoil in the oil and gas markets. Surmising that current energy oversupply conditions may persist, we exited our position in RGT’s portfolio. Texas-based Kirby Corporation, which is a tank barge operator that transports bulk liquid products across the U.S., also hindered performance as revenue for the marine transportation business declined substantially in the first quarter of 2020. Citing the COVID-19-driven global recession, its potential impact on future demand, and highly volatile industry conditions, Kirby also withdrew full-year earnings guidance in May. Assured Guaranty, which provides municipal bond insurance and financial guarantees for infrastructure and structured financings, was the third-largest detractor as its large exposure to cities and states facing various fiscal stresses appeared to discourage investors.

Descartes Systems Group, which is a Canada-based technology company specializing in supply chain management and logistics software, as well as cloud-based services for logistics businesses, was the top performing position in 2020’s first half. The company reported fiscal fourth-quarter and full-year results in March that showed increases in revenue and earnings. Its growth has been driven by its Global Logistics Network (GLN) product, which is helping companies overcome supply chain issues wrought by the pandemic. Tel Aviv Stock Exchange was also additive to performance. In late May of 2020, the company reported robust growth in revenue and net profits. The exchange has remained fully operational throughout the pandemic and saw a substantial increase in trading volume as well as higher revenue from listing fees and increases in annual levies. Global investment management specialist Sprott consolidated its operations to focus solely on hard assets and found itself well positioned to benefit from the recent appreciation in gold prices.

Relative to the MSCI ACWI Small Cap Index, the Fund benefited from both stock selection and sector allocation, with the former having by far the higher impact. Financials was the top relative performing sector by a wide margin due to our savvy stock selection. Real Estate followed as a result of our lower weighting and, to a lesser degree, stock picks. The Fund’s cash position was also additive to relative performance. Conversely, our lower exposure to Health Care hindered performance, while ineffective stock picks hurt results in both Consumer Discretionary and, on a very modest level, Communication Services.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Descartes Systems Group (The)	0.84	Computer Modelling Group	-0.53
Tel Aviv Stock Exchange	0.75	Kirby Corporation	-0.51
Sprott	0.69	Assured Guaranty	-0.48
Alamos Gold Cl. A	0.67	Tegma Gestao Logistica	-0.46
Virtu Financial Cl. A	0.50	Pason Systems	-0.44
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Though uncertainty and volatility will remain elevated until investors can better quantify the full economic impact of the coronavirus, the depth of various recessions, and the extent of structural economic damage, the global nature of the problem seems likely to receive a boost from an ongoing coordinated international response to rebuild confidence. Central banks appear willing to increase accommodation to ease any future economic disruptions even as fiscal policy takes center stage. Thus, despite near-term concerns, the building blocks are in place for an economic recovery that will benefit the more economically sensitive parts of the overall economy as supply-side shocks eventually wane and pent-up demand is released. As long-term investors, our goal is to take advantage of the volatility, as it always is during market dislocations. We continue to believe that the current backdrop should favor companies with sustainable business models, positive cash flows, and/or the potential for earnings strength and profitability. We are confident that the small-cap businesses we own, particularly those with low debt, solid cash flows, and capable management teams, are more likely to weather a more volatile and potentially lower-return environment than their weaker peers.

8 | 2020 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	-6.91	2.46	4.97	6.41	5.02
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	10.2%	46.6%	N/A	N/A	N/A	38.3%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Tel Aviv Stock Exchange	2.8
IPH	2.1
Descartes Systems Group (The)	1.9
XP Power	1.8
Sprott	1.5
IMCD	1.5
SEI Investments	1.5
Amadeus Fire	1.4
Quaker Chemical	1.4
Alamos Gold Cl. A	1.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	34.2
Information Technology	28.5
Financials	15.2
Health Care	8.3
Materials	7.3
Consumer Discretionary	2.6
Real Estate	2.5
Consumer Staples	1.9
Energy	1.3
Communication Services	1.3
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.1

Calendar Year Total Returns (%)

YEAR	RGT
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown [1,2]
% of Net Assets

United States	24.2
United Kingdom	16.1
Canada	12.6
Japan	10.2
Sweden	6.1
Germany	5.7
Australia	4.2
Switzerland	3.9
Israel	3.8
¹	Represents countries that are 3% or more of net assets.
²	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$133 million
Number of Holdings	154
Turnover Rate	39%
Net Asset Value	$12.66
Market Price	$11.57
Net Leverage[1]	3.1%
Average Market Capitalization [2]	$1,751 million
Weighted Average P/E Ratio [3,4]	27.9x
Weighted Average P/B Ratio [3]	3.0x
Active Share [5]	97%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/20).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020.

2020 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 103.1%
	SHARES	VALUE

ARGENTINA – 0.2%
†Bioceres Crop Solutions [1]	50,000	$303,000
Total (Cost $288,504)		303,000

AUSTRALIA – 4.2%
Bravura Solutions	114,200	358,321
Cochlear	7,900	1,030,792
IPH	549,447	2,835,790
Steadfast Group	206,000	478,354
Technology One	147,200	895,065
Total (Cost $4,727,804)		5,598,322

BERMUDA – 0.8%
Assured Guaranty [2]	21,700	529,697
†Bank of N.T. Butterfield & Son	19,600	478,044
Total (Cost $1,780,717)		1,007,741

BRAZIL – 1.9%
B3-Brasil, Bolsa, Balcao	40,100	406,228
†Linx	134,000	624,402
TOTVS	282,185	1,201,262
YDUQS Participacoes	49,400	305,678
Total (Cost $1,965,672)		2,537,570

CANADA – 12.6%
Agnico Eagle Mines [2,3]	10,000	640,600
Alamos Gold Cl. A	192,000	1,790,454
Altus Group	33,400	1,003,525
AutoCanada	43,000	338,907
†CAE	46,100	747,733
†Centerra Gold	78,000	870,433
†Descartes Systems Group (The) [1],[2]	47,000	2,486,300
FirstService Corporation	11,100	1,118,325
Major Drilling Group International [1]	336,000	1,061,756
Morneau Shepell	46,000	1,073,762
Pan American Silver [2]	31,800	966,402
†Park Lawn	54,000	891,780
Pason Systems	98,500	538,354
People Corporation [1]	39,700	264,062
Sprott	57,260	2,057,834
TMX Group	9,200	909,632
Total (Cost $14,577,245)		16,759,859

CHINA – 0.7%
A-Living Services	173,100	873,474
Total (Cost $253,191)		873,474

DENMARK – 1.1%
Chr. Hansen Holding	6,800	700,949
SimCorp	6,600	711,067
Total (Cost $1,147,985)		1,412,016

FRANCE – 2.0%
Esker	7,900	1,039,600
Gaztransport Et Technigaz	11,200	852,691
Interparfums [1]	17,600	786,685
Total (Cost $2,066,998)		2,678,976

GERMANY – 5.7%
Amadeus Fire [1]	15,400	1,909,120
Carl Zeiss Meditec [1]	11,700	1,140,025
CompuGroup Medical	12,300	967,204

†Deutsche Konsum REIT	36,500	724,805
Medios [1]	20,900	895,112
MorphoSys [1]	6,000	757,892
PATRIZIA	18,200	440,583
STRATEC	7,100	693,728
Total (Cost $5,449,902)		7,528,469

GREECE – 0.9%
Mytilineos	32,700	268,664
Sarantis	102,800	946,135
Total (Cost $1,304,554)		1,214,799

ICELAND – 0.7%
†Ossur	138,400	917,677
Total (Cost $913,879)		917,677

INDIA – 0.7%
AIA Engineering	41,600	886,255
Total (Cost $932,730)		886,255

INDONESIA – 0.3%
Selamat Sempurna	5,500,000	405,029
Total (Cost $513,090)		405,029

ISLE OF MAN – 0.3%
†Strix Group	175,700	419,516
Total (Cost $381,982)		419,516

ISRAEL – 3.8%
Nova Measuring Instruments [1,2]	27,600	1,330,044
Tel Aviv Stock Exchange	819,400	3,674,127
Total (Cost $2,507,971)		5,004,171

ITALY – 1.6%
Avio [1]	21,800	373,312
Carel Industries	59,100	1,084,099
DiaSorin	1,800	344,319
Gruppo MutuiOnline	12,800	273,315
Total (Cost $1,342,945)		2,075,045

JAPAN – 10.2%
Advantest Corporation	19,800	1,124,657
As One	9,500	1,037,560
Benefit One	48,100	966,111
Daifuku	13,900	1,214,406
eGuarantee	27,000	637,635
Fukui Computer Holdings	37,800	964,814
Harmonic Drive Systems	15,200	833,451
Meitec Corporation	20,000	962,803
Morningstar Japan KK	262,200	965,537
Nihon M&A Center	13,600	614,331
NSD	56,600	965,266
Prestige International	112,200	842,992
SCSK	8,300	403,306
TechnoPro Holdings	6,500	376,326
TKC Corporation	23,400	1,238,780
Zenkoku Hosho	10,000	375,820
Total (Cost $10,098,290)		13,523,795

10 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

LUXEMBOURG – 0.3%
†Eurofins Scientific [1]	700	$438,833
Total (Cost $356,784)		438,833

MEXICO – 0.4%
Becle	253,900	488,038
Total (Cost $427,664)		488,038

NETHERLANDS – 1.5%
IMCD	21,100	1,980,872
Total (Cost $1,486,822)		1,980,872

NEW ZEALAND – 0.7%
Fisher & Paykel Healthcare	43,500	1,005,942
Total (Cost $311,343)		1,005,942

SINGAPORE – 1.8%
Midas Holdings [1,4]	400,000	0
XP Power [1]	53,400	2,356,625
Total (Cost $1,734,782)		2,356,625

SOUTH AFRICA – 0.3%
Transaction Capital [1]	365,700	391,823
Total (Cost $460,480)		391,823

SWEDEN – 6.1%
Bravida Holding [1]	105,100	1,003,071
BTS Group [1]	27,400	574,449
Bufab [1]	86,600	910,037
Dometic Group [1]	60,400	540,699
Hexpol [1]	60,800	449,601
†Karnov Group	213,600	1,271,669
Lagercrantz Group	57,300	887,258
Loomis Cl. B [1]	15,000	357,865
Mycronic	93,700	1,764,658
OEM International Cl. B [1]	16,500	424,748
Total (Cost $7,161,353)		8,184,055

SWITZERLAND – 3.9%
Forbo Holding	300	434,002
Inficon Holding	900	697,308
Kardex Holding	8,500	1,548,150
LEM Holding	450	664,641
VAT Group	5,100	929,812
VZ Holding	12,600	940,867
Total (Cost $3,434,320)		5,214,780

UNITED KINGDOM – 16.1%
Abcam	50,600	835,030
Ashmore Group	315,000	1,625,905
CentralNic Group[1]	730,300	784,790
Clarkson [1]	15,600	435,000
Computacenter [1]	21,500	436,695
Diploma [1]	40,500	903,702
DiscoverIE Group [1]	173,300	1,099,020
Eckoh	677,100	528,422
FDM Group Holdings [1]	90,100	1,014,916
Ferroglobe (Warranty Insurance Trust) [1,4]	41,100	0
†Halma	38,300	1,091,492
†HomeServe	71,600	1,156,555
†Ibstock [1]	181,300	403,570
Keystone Law Group [1]	171,500	1,041,127

†Learning Technologies Group [1]	693,800	1,056,990
Marlowe [1]	218,800	1,366,207
Midwich Group [1]	84,900	421,489
Mortgage Advice Bureau Holdings	119,300	890,953
Polypipe Group [1]	202,100	1,082,236
Porvair	71,100	491,784
Restore [1]	203,700	909,912
RWS Holdings	88,800	658,669
†Softcat [1]	34,800	469,609
Spirax-Sarco Engineering	8,700	1,074,119
SThree [1]	422,900	1,416,981
†YouGov	30,000	286,003
Total (Cost $19,912,384)		21,481,176

UNITED STATES – 24.2%
Air Lease Cl. A [2]	30,330	888,366
†APi Group [1]	101,500	1,233,225
†BOK Financial [2,3]	12,700	716,788
Brooks Automation [2]	10,800	477,792
Cabot Microelectronics [2]	10,300	1,437,262
Chicken Soup For The Soul Entertainment Cl. A [1]	20,000	138,200
CIRCOR International [1,2]	56,700	1,444,716
Cognex Corporation [2]	10,748	641,870
Coherent [1,2]	9,100	1,191,918
Colfax Corporation [1,2,3]	42,900	1,196,910
Diodes [1,2]	20,500	1,039,350
†ESCO Technologies [2]	11,000	929,830
†FARO Technologies [1,2,3]	14,500	777,200
Helios Technologies [2]	24,639	917,803
Innospec [2,3]	12,457	962,303
Kadant [2]	7,800	777,348
KBR [2,3]	64,600	1,456,730
Kirby Corporation [1,2]	21,000	1,124,760
Lindblad Expeditions Holdings [1]	43,000	331,960
Lindsay Corporation [2,3]	6,850	631,638
†Manhattan Associates [1,2,3]	12,400	1,168,080
Mesa Laboratories [2]	4,300	932,240
Morningstar [2]	9,400	1,325,118
National Instruments [2]	15,200	588,392
Onto Innovation [1,2]	31,145	1,060,176
PAR Technology [1,2]	38,391	1,149,043
†ProAssurance Corporation	75,000	1,085,250
Quaker Chemical [2,3]	9,969	1,850,745
SEACOR Holdings [1,2]	10,100	286,032
SEACOR Marine Holdings [1,2]	20,309	51,788
SEI Investments [2]	35,700	1,962,786
Tennant Company [2]	11,600	754,116
Upland Software [1,2]	33,100	1,150,556
Webster Financial [2]	19,700	563,617
Total (Cost $28,394,183)		32,243,908

URUGUAY – 0.1%
Arcos Dorados Holdings Cl. A [2]	46,800	196,092
Total (Cost $351,426)		196,092

TOTAL COMMON STOCKS
(Cost $114,285,000)		137,127,858

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 11

Royce Global Value Trust	June 30, 2020 (unaudited)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 2.9%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $3,841,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $3,917,908)
(Cost $3,841,000)	$3,841,000

TOTAL INVESTMENTS – 106.0%
(Cost $118,126,000)	140,968,858

LIABILITIES LESS CASH AND OTHER ASSETS – (6.0)%	(7,987,569)

NET ASSETS – 100.0%	$132,981,289

†	New additions in 2020.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2020. Total market value of pledged securities at June 30, 2020, was $22,357,060.
[3]	At June 30, 2020, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $5,833,032.
[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $118,149,668. At June 30, 2020, net unrealized appreciation for all securities was $22,819,190 consisting of aggregate gross unrealized appreciation of $29,901,726 and aggregate gross unrealized depreciation of $7,082,536. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

12 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	June 30, 2020 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$137,127,858
Repurchase agreements (at cost and value)	3,841,000
Cash	769
Foreign currency (cost $2,256)	2,249
Receivable for dividends	251,864
Prepaid expenses and other assets	18,201
Total Assets	141,241,941
LIABILITIES:
Revolving credit agreement	8,000,000
Payable for investments purchased	86,004
Payable for investment advisory fee	108,555
Payable for directors' fees	6,251
Payable for interest expense	8,404
Accrued expenses	51,326
Deferred capital gains tax	112
Total Liabilities	8,260,652
Net Assets	$132,981,289
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,503,468 shares outstanding (150,000,000 shares authorized)	$118,349,286
Total distributable earnings (loss)	14,632,003
Net Assets (net asset value per share - $12.66)	$132,981,289
Investments at identified cost	$114,285,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 13

Royce Global Value Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$952,321
Foreign withholding tax	(80,228)
Interest	5,005
Rehypothecation income	69
Total income	877,167
EXPENSES:
Investment advisory fees	623,773
Interest expense	81,814
Custody and transfer agent fees	51,270
Stockholder reports	37,689
Administrative and office facilities	36,735
Professional fees	20,433
Directors' fees	11,606
Other expenses	13,591
Total expenses	876,911
Net investment income (loss)	256
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(2,817,700)
Foreign currency transactions	(78,609)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(6,936,848)
Other assets and liabilities denominated in foreign currency	3,969
Net realized and unrealized gain (loss) on investments and foreign currency	(9,829,188)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(9,828,932)

14 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/20 (UNAUDITED)	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$256	$584,483
Net realized gain (loss) on investments and foreign currency	(2,896,309)	5,430,859
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,932,879)	27,923,370
Net increase (decrease) in net assets from investment operations	(9,828,932)	33,938,712
DISTRIBUTIONS: Total distributable earnings	–	(628,921)
Total distributions	–	(628,921)
CAPITAL STOCK TRANSACTIONS: Reinvestment of distributions	–	246,799
Total capital stock transactions	–	246,799
Net Increase (Decrease) In Net Assets	(9,828,932)	33,556,590
NET ASSETS:
Beginning of period	142,810,221	109,253,631
End of period	$132,981,289	$142,810,221

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 15

Royce Global Value Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(9,828,932)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(54,497,495)
Proceeds from sales and maturities of long-term investments	50,072,127
Net purchases, sales and maturities of short-term investments	4,512,000
Net (increase) decrease in dividends and interest receivable and other assets	29,989
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(39,716)
Net change in unrealized appreciation (depreciation) on investments	6,936,848
Net realized gain (loss) on investments	2,817,700
Net cash provided by operating activities	2,521
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–
Reinvestment of distributions	–
Net cash used for financing activities	–
INCREASE (DECREASE) IN CASH:	2,521
Cash and foreign currency at beginning of period	497
Cash and foreign currency at end of period	$3,018

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2020, the Fund paid $93,136 in interest expense.

16 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/20 (UNAUDITED)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$13.60	$10.42	$12.48	$9.62	$8.81	$9.25
INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.06	0.04	0.02	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.94)	3.18	(2.06)	2.96	0.90	(0.43)
Net increase (decrease) in net assets from investment operations	(0.94)	3.24	(2.02)	2.98	0.96	(0.33)
DISTRIBUTIONS:
Net investment income	–	(0.06)	(0.04)	(0.11)	(0.14)	(0.10)
Net realized gain on investments and foreign currency	–	–	–	–	–	–
Total distributions	–	(0.06)	(0.04)	(0.11)	(0.14)	(0.10)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
Total capital stock transactions	–	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
Net Asset Value, End of Period	$12.66	$13.60	$10.42	$12.48	$9.62	$8.81
Market Value, End of Period	$11.57	$11.69	$8.88	$10.81	$8.04	$7.45
TOTAL RETURN:[1]
Net Asset Value	(6.91)%[2]	31.20%	(16.11)%	31.07%	11.12%	(3.44)%
Market Value	(1.03)%[2]	32.33%	(17.50)%	35.96%	9.77%	(6.06)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[3]	1.00%	1.25%	1.25%	1.25%	1.25%
Other operating expenses	0.41%[3]	0.50%	0.49%	0.42%	0.46%	0.43%
Total expenses (net)	1.41%[3]	1.50%	1.74%	1.67%	1.71%	1.68%
Expenses excluding interest expense	1.27%[3]	1.29%	1.53%	1.52%	1.57%	1.58%
Expenses prior to balance credits	1.41%[3]	1.50%	1.74%	1.67%	1.71%	1.68%
Net investment income (loss)	0.00%[3]	0.46%	0.30%	0.21%	0.69%	1.03%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$132,981	$142,810	$109,254	$130,526	$100,228	$91,174
Portfolio Turnover Rate	39%	48%	57%	34%	59%	65%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1762%	1885%	1466%	1732%	1353%	1240%
Asset coverage per $1,000	17,623	18,851	14,657	17,316	13,528	12,397

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[2]	Not annualized
[3]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$54,866,253	$82,261,605	$ 0	$137,127,858
Repurchase Agreement	–	3,841,000	–	3,841,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/20
Common Stocks	$ 0	$ –	$ –	$ –	$ –	$ 0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

18 | 2020 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 21,442 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2019.

2020 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $8,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of June 30, 2020, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 2.02%. The maximum amount outstanding during the six months ended June 30, 2020, was $8,000,000. As of June 30, 2020, the aggregate value of rehypothecated securities was $5,833,032. During the six months ended June 30, 2020, the Fund earned $69 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended June 30, 2020, the Fund expensed Royce investment advisory fees totaling $623,773.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $53,058,216 and $49,183,118, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$402,067	$1,898,723	$(251,076)

20 | 2020 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Subsequent Events:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. Royce was an indirect, majority-owned subsidiary of Legg Mason prior to the transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940 (the “1940 Act”), consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Fund prior to the transaction (referred to herein as the “Prior Agreement”). Because the Fund’s stockholders had not yet approved a new investment advisory agreement in accordance with the requirements of the 1940 Act prior to the completion of the transaction, an interim investment advisory agreement between Royce and the Fund (the “Interim Agreement”) went into effect upon the closing of the transaction. The Interim Agreement, which was approved by the Board of Directors of the Fund (the “Board”), allows Royce to continue providing services to the Fund while stockholder approval of a new investment advisory agreement continues to be sought.

The terms of the Interim Agreement are substantially identical to those of the Prior Agreement, except for the term and escrow provisions described below. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the transaction (the “150-day period”) or when the Fund’s stockholders approve a new investment advisory agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Royce under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s stockholders approve a new investment advisory agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to Royce. If the Fund’s stockholders do not approve a new investment advisory agreement prior to the end of the 150-day period, the Board will consider what further action to take consistent with its duties under applicable law, and Royce will be paid the lesser of its costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Royce will continue to operate as an independent investment organization with its own brand after completion of the transaction. There are no changes planned to the management of the organization or investment teams at Royce as a result of the transaction.

2020 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce

Brendan Hartmann, Chris Flynn,
Jim Stoeffel

FUND PERFORMANCE

Royce Micro-Cap Trust (“RMT”) fell 6.2% on an NAV (net asset value) basis and declined 11.0% based on market price compared to respective losses of 13.0% and 11.2% for RMT’s unleveraged benchmarks, the Russell Microcap and Russell 2000 Indexes, for the same period. The Fund also outpaced the Russell Microcap on an NAV and market price basis for the one-, three-, five-, 10-, 20-year, and since inception (12/14/93) periods ended 6/30/20.

WHAT WORKED… AND WHAT DIDN’T

Only four of the 11 equity sectors in which the Fund held investments finished 2020’s first half in the black. Energy detracted most from performance by a large margin, followed by Industrials and Consumer Discretionary. Health Care made the most sizable positive impact, and Materials and Information Technology were also additive to results. Two of the Fund’s worst performing industries came from Energy: energy equipment & services and oil, gas & consumable fuels. Machinery (Industrials) also hampered performance. Conversely, two of the best performing industries came from Health Care: biotechnology and health care technology. Sandwiched in the middle to round out the top three was aerospace & defense (Industrials).

The worst performing position in 2020’s first half was Houston-based Bristow Group, which provides helicopter transportation services primarily to the offshore oil and gas industry. Demand for its helicopters has slackened as lower oil and gas prices have curtailed drilling and exploration. Lindblad Expeditions Holdings, which provides expedition cruising and adventure travel services, also detracted as its industry continued to be hit especially hard by substantial restrictions on travel created by the coronavirus, which included the firm’s decision in March to cease all operations until it would again be safe for its guests and crews. SEACOR Marine Holdings provides marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide. When reporting fiscal first-quarter results in May, the company said that it expects a deeper impact on revenues through the rest of the year as a result of COVID-19 and reduced activity from its oil and gas customers due to lower commodity prices.

Virgin Galactic Holdings was the top performing position for the year-to-date period ended 6/30/20. The company develops commercial spacecrafts and aims to provide suborbital spaceflights to space tourists and suborbital launches for space science missions. Though still not profitable, Virgin Galactic signed a Space Act Agreement with NASA in early May to produce a supersonic aircraft for non-military applications, which we think bodes well for the company. Arcturus Therapeutics Holdings is a biotech company focused on the discovery, development, and commercialization of therapeutics for rare diseases with a focus on RNA. The stock surged when the company announced it was working on a vaccine for the coronavirus. Simulations Plus develops absorption, metabolism, distribution, excretion, and toxicity modeling and simulation software for multiple industries, including pharmaceuticals, biotechnology, cosmetics, and food ingredients. The company reported that 1Q20 organic revenues grew by 22%, its third consecutive quarter of growth of more than 20%, which led to increased investor optimism about its ongoing prospects.

Relative to the Russell 2000 Index, performance was driven by stock selection, though sector allocation was also additive. Financials was the top performing sector by a large margin, with results driven by savvy stock selection and, to a lesser degree, our lower weighting. Stock picks and lower exposure to Real Estate were also additive to performance, while stock selection drove positive performance in Materials. Conversely, our overexposure to Energy hampered relative results. Our lower weighting and ineffective stock picks also hurt performance in Health Care and Consumer Discretionary.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Virgin Galactic Holdings	1.48	Bristow Group	-0.77
Arcturus Therapeutics Holdings	1.23	Lindblad Expeditions Holdings	-0.77
Simulations Plus	0.95	SEACOR Marine Holdings	-0.74
Sandstorm Gold	0.82	Computer Modelling Group	-0.58
Sprott	0.80	Heritage-Crystal Clean	-0.50
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are seeking to take advantage of two dynamics in the current market that we believe play to the strengths of active management: high volatility and short-term thinking. While uncertainty about the near-term outlook is real, we expect both the economy and corporate profits to rebound beyond the next several quarters. Our portfolio positioning is still most heavily weighted in cyclical areas, specifically in Industrials and Information Technology. In the former sector, we have several machinery companies while in Information Technology, our largest weightings are in the semiconductors & semiconductor equipment group and the electronic equipment, instruments & components industry. We also maintained a sizable exposure to capital markets stocks, which are part of Financials, and health care equipment & supplies. We are optimistic about the prospects for micro-cap stocks over the intermediate term, particularly those companies with cyclical exposure and/or solid industry positions and better balance sheets. These are the stocks with which we have sought to populate the portfolio.

22 | 2020 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	-6.21	0.80	4.08	5.27	10.53	7.25	8.91	9.95	10.06

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	-3.9%	27.0%	173.2%	133.9%	463.9%	939.3%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Mesa Laboratories	3.1
PAR Technology	2.5
Sandstorm Gold	2.1
nLIGHT	2.0
CIRCOR International	1.9
Sprott	1.7
Simulations Plus	1.6
Zealand Pharma	1.4
Upland Software	1.4
Real Matters	1.3

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.2
Industrials	20.6
Health Care	17.4
Financials	12.3
Consumer Discretionary	9.6
Materials	6.6
Energy	5.8
Real Estate	3.9
Consumer Staples	2.3
Communication Services	1.8
Utilities	0.4
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.9

Calendar Year Total Returns (%)

YEAR	RMT
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6
2006	22.5
2005	6.8

Portfolio Diagnostics

Fund Net Assets	$369 million
Number of Holdings	324
Turnover Rate	11%
Net Asset Value	$8.56
Market Price	$7.20
Net Leverage[1]	2.9%
Average Market Capitalization [2]	$505 million
Weighted Average P/B Ratio [3]	2.1x
Active Share [4]	95%
U.S. Investments (% of Net Assets)	79.0%
Non-U.S. Investments (% of Net Assets)	23.9%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020.

2020 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 102.9%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
†Ooma [1]	14,300	$235,664
ORBCOMM [1]	65,000	250,250
		485,914
ENTERTAINMENT - 0.8%
Chicken Soup For The Soul Entertainment Cl. A [1]	331,800	2,292,738
Gaia Cl. A [1,2,3]	100,000	838,000
		3,130,738
INTERACTIVE MEDIA & SERVICES - 0.6%
†Eventbrite Cl. A [1]	22,000	188,540
QuinStreet [1]	198,600	2,077,356
		2,265,896
MEDIA - 0.3%
comScore [1]	297,195	921,305
Total (Cost $10,783,791)		6,803,853

CONSUMER DISCRETIONARY – 9.6%
AUTO COMPONENTS - 1.6%
Exco Technologies	6,000	29,611
Fox Factory Holding [1]	3,000	247,830
Motorcar Parts of America [1]	54,800	968,316
Sebang Global Battery	50,500	1,277,933
Standard Motor Products	50,860	2,095,432
Stoneridge [1,2,3]	57,600	1,190,016
		5,809,138
DIVERSIFIED CONSUMER SERVICES - 2.3%
Aspen Group [1]	141,520	1,280,756
Collectors Universe [2,3]	98,900	3,390,292
Park Lawn	50,000	825,722
Universal Technical Institute [1]	445,000	3,092,750
		8,589,520
HOTELS, RESTAURANTS & LEISURE - 1.4%
Century Casinos [1]	222,500	923,375
†GAN [1]	33,900	862,755
Inspired Entertainment [1]	50,000	145,000
Lindblad Expeditions Holdings [1]	331,168	2,556,617
Red Lion Hotels [1]	324,671	756,483
		5,244,230
HOUSEHOLD DURABLES - 1.2%
Cavco Industries [1,2]	8,600	1,658,510
Legacy Housing [1]	100,000	1,422,000
Lifetime Brands [2]	119,294	801,656
†Purple Innovation [1]	8,500	153,000
Universal Electronics [1]	6,100	285,602
		4,320,768
INTERNET & DIRECT MARKETING RETAIL - 0.6%
Rubicon Project (The) [1]	289,500	1,930,965
†Trxade Group 1	20,700	126,684
Yatra Online [1]	105,000	71,316
		2,128,965
LEISURE PRODUCTS - 0.6%
Clarus Corporation	175,335	2,030,379
MasterCraft Boat Holdings [1]	10,200	194,310
		2,224,689
SPECIALTY RETAIL - 1.2%
AutoCanada	440,000	3,467,885
Barnes & Noble Education [1]	80,000	128,000
Destination XL Group [1]	50,000	32,515
Lazydays Holdings [1]	30,000	261,300
†OneWater Marine Cl. A [1]	1,200	29,136
Shoe Carnival [2]	23,716	694,167
Stage Stores [1,4]	15,000	1,050
		4,614,053
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Crown Crafts	86,359	421,432
Culp	23,100	198,891
J G Boswell Company [4]	2,490	1,215,120
YGM Trading	2,564,600	761,058
		2,596,501
Total (Cost $42,316,970)		35,527,864

CONSUMER STAPLES – 2.3%
BEVERAGES - 0.5%
Crimson Wine Group [1,4]	58,124	310,963
Eastside Distilling [1]	23,000	33,580
MGP Ingredients	26,500	972,683
Primo Water	26,791	368,376
		1,685,602
FOOD PRODUCTS - 1.6%
Farmer Bros. [1,2,3]	31,300	229,742
John B Sanfilippo & Son [2]	7,900	674,107
Landec Corporation [1,2]	75,610	601,856
RiceBran Technologies [1]	50,000	41,395
Seneca Foods Cl. A [1,2]	81,087	2,741,551
Seneca Foods Cl. B [1]	40,400	1,282,700
SunOpta [1]	50,000	235,000
		5,806,351
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	431,880
PERSONAL PRODUCTS - 0.1%
†e.l.f. Beauty [1]	28,300	539,681
Total (Cost $6,667,111)		8,463,514

ENERGY – 5.8%
ENERGY EQUIPMENT & SERVICES - 2.7%
Aspen Aerogels [1]	101,785	669,745
Bristow Group [1,2,3]	127,900	1,781,647
CES Energy Solutions	25,000	19,888
Computer Modelling Group	639,775	2,238,459
Dawson Geophysical [1]	77,336	111,364
Geospace Technologies [1,2]	9,500	71,440
Hornbeck Offshore Services [1,2,4]	460,000	5,980
Independence Contract Drilling [1]	5,000	19,450
Matrix Service [1,2]	38,000	369,360
Nabors Industries	680	25,174
North American Construction Group	50,000	313,000
Pason Systems	232,200	1,269,095
Profire Energy [1]	175,000	145,793
SEACOR Marine Holdings [1,2]	216,957	553,240
TerraVest Industries	199,000	2,220,720
		9,814,355
OIL, GAS & CONSUMABLE FUELS - 3.1%
Ardmore Shipping	161,300	700,042
†Brigham Minerals Cl. A	220,000	2,717,000
Dorchester Minerals L.P.	153,963	1,967,647
Dorian LPG [1]	163,138	1,262,688
GeoPark	87,318	854,843

24 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Navigator Holdings [1]	175,000	$1,125,250
Ring Energy [1]	50,000	58,000
Sabine Royalty Trust [2]	82,648	2,291,003
StealthGas [1]	229,664	638,466
		11,614,939
Total (Cost $36,353,854)		21,429,294

FINANCIALS – 12.3%
BANKS - 1.3%
Bryn Mawr Bank	25,000	691,500
Caribbean Investment Holdings	735,635	369,221
Chemung Financial	31,000	846,300
Fauquier Bankshares [2]	133,200	1,984,680
Live Oak Bancshares [2]	30,900	448,359
Midway Investments [1,5]	735,647	0
†TriState Capital Holdings [1]	28,900	454,019
		4,794,079
CAPITAL MARKETS - 8.4%
ASA Gold and Precious Metals	171,150	2,998,548
Ashford [1]	10,000	101,500
B. Riley Financial	27,500	598,400
Bolsa Mexicana de Valores	1,068,000	2,001,295
Canaccord Genuity Group	203,300	1,034,769
Donnelley Financial Solutions [1]	50,000	420,000
Fiera Capital Cl. A	78,000	545,816
GAIN Capital Holdings [2]	25,000	150,500
Great Elm Capital Group [1]	566,700	1,320,411
JZ Capital Partners [1]	50,000	55,698
Manning & Napier Cl. A	136,600	390,676
MVC Capital	219,900	1,435,947
Portman Ridge Finance	22,039	24,243
Silvercrest Asset Management Group Cl. A	224,100	2,848,311
Sprott	176,453	6,341,442
StoneX Group [1,2,3]	69,327	3,812,985
†Tel Aviv Stock Exchange	343,000	1,537,986
U.S. Global Investors Cl. A [2]	439,454	830,568
Urbana Corporation	237,600	413,035
Value Line [2,3]	74,574	2,012,752
VNV Global SDR [1]	100,000	741,560
Warsaw Stock Exchange	52,900	558,752
Westaim Corporation [1]	500,000	762,375
		30,937,569
CONSUMER FINANCE - 0.4%
Currency Exchange International [1]	7,000	62,647
EZCORP Cl. A [1,2,3]	201,000	1,266,300
		1,328,947
DIVERSIFIED FINANCIAL SERVICES - 0.5%
ECN Capital	556,000	1,580,848
Waterloo Investment Holdings [1,5]	806,000	201,500
		1,782,348
INSURANCE - 1.1%
Benefytt Technologies Cl. A [1,2]	13,600	278,256
Hallmark Financial Services [1,2]	114,000	397,860
Trupanion [1,2,3]	82,300	3,513,387
		4,189,503
INVESTMENT COMPANIES - 0.6%
Oaktree Acquisition (Units) [1]	200,000	2,140,000
Total (Cost $46,717,750)		45,172,446

HEALTH CARE – 17.4%
BIOTECHNOLOGY - 3.8%
Abeona Therapeutics [1,2]	142,221	414,574
Arcturus Therapeutics Holdings [1,2]	79,836	3,731,535
BioSpecifics Technologies [1]	8,900	545,392
CareDx [1]	18,900	669,627
Idera Pharmaceuticals [1]	58,061	103,929
Larimar Therapeutics [1,2]	28,064	360,623
Neoleukin Therapeutics [1,2]	145,397	2,413,590
Theratechnologies [1]	10,000	20,109
Zealand Pharma [1]	153,015	5,267,056
Zealand Pharma ADR [1]	10,000	350,000
		13,876,435
HEALTH CARE EQUIPMENT & SUPPLIES - 7.5%
Apyx Medical [1]	11,700	64,935
AtriCure [1,2]	15,000	674,250
Atrion Corporation [2]	4,689	2,986,940
†BioLife Solutions 1	21,400	349,890
Chembio Diagnostics [1]	135,800	441,350
CryoLife [1]	4,600	88,182
†CryoPort [1]	9,600	290,400
GenMark Diagnostics [1]	12,000	176,520
LeMaitre Vascular	8,800	232,320
Mesa Laboratories [2]	52,000	11,273,600
†Misonix [1]	46,400	629,648
OraSure Technologies [1,2]	50,000	581,500
OrthoPediatrics Corporation [1]	17,200	752,672
Oxford Immunotec Global [1]	5,200	67,600
†Profound Medical [1]	8,500	143,941
Semler Scientific [1,4]	22,400	1,028,160
†SI-BONE [1]	14,300	227,942
STRATEC	14,000	1,367,915
Surmodics [1,2]	79,800	3,450,552
†Tactile Systems Technology [1]	3,000	124,290
TearLab Corporation [1,4]	8,500	478
Utah Medical Products	33,000	2,924,460
		27,877,545
HEALTH CARE PROVIDERS & SERVICES - 1.9%
AAC Holdings [1,4]	89,400	2,950
BioTelemetry [1]	17,279	780,838
CRH Medical [1]	475,000	993,666
Cross Country Healthcare [1]	130,800	805,728
†Joint Corp. (The) [1]	9,700	148,119
National Research [2]	46,668	2,716,544
PetIQ Cl. A [1,2,3]	25,000	871,000
Psychemedics Corporation [2]	37,500	206,250
†Sharps Compliance [1]	40,500	284,715
†Surgery Partners [1]	13,000	150,410
		6,960,220
HEALTH CARE TECHNOLOGY - 2.4%
†OptimizeRx Corporation [1]	14,900	194,147
Simulations Plus [2]	100,670	6,022,079
Tabula Rasa HealthCare [1,2]	38,400	2,101,632
Vocera Communications [1]	33,100	701,720
		9,019,578
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Harvard Bioscience [1]	117,200	363,320
Quanterix Corporation [1]	130,800	3,582,612
		3,945,932

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS - 0.7%
Agile Therapeutics [1,2,3]	90,000	$250,200
Knight Therapeutics [1]	187,000	966,956
Theravance Biopharma [1,2,3]	59,009	1,238,599
		2,455,755
Total (Cost $38,872,229)		64,135,465

INDUSTRIALS – 20.6%
AEROSPACE & DEFENSE - 0.9%
Astronics Corporation [1]	7,229	76,338
CPI Aerostructures [1]	171,800	565,222
Innovative Solutions and Support [1]	78,828	394,140
†Magellan Aerospace	19,000	101,046
SIFCO Industries [1]	45,800	183,200
Virgin Galactic Holdings [1,2,3]	121,050	1,977,957
		3,297,903
AIR FREIGHT & LOGISTICS - 0.7%
Atlas Air Worldwide Holdings [1]	50,000	2,151,500
Echo Global Logistics [1]	20,000	432,400
		2,583,900
BUILDING PRODUCTS - 1.2%
Burnham Holdings Cl. A [4]	117,000	1,175,850
CSW Industrials [2]	20,000	1,382,200
DIRTT Environmental Solutions [1]	96,000	115,969
Insteel Industries [2]	44,200	842,894
Patrick Industries	17,250	1,056,563
		4,573,476
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Acme United	25,000	574,500
Atento [1]	109,300	128,974
Civeo [1]	450,000	277,425
CompX International Cl. A	500	6,910
Harsco Corporation [1]	41,718	563,610
Heritage-Crystal Clean [1,2,3]	123,001	2,147,598
Hudson Technologies [1]	50,000	50,500
PICO Holdings [1,2]	121,200	1,021,716
Team [1,2]	93,300	519,681
		5,290,914
CONSTRUCTION & ENGINEERING - 3.4%
Ameresco Cl. A [1]	166,600	4,628,148
Construction Partners Cl. A [1]	88,200	1,566,432
Granite Construction	13,500	258,390
IES Holdings [1,2]	134,700	3,120,999
Infrastructure and Energy Alternatives [1]	275,100	1,094,898
Northwest Pipe [1,2]	59,400	1,489,158
NV5 Global [1]	10,000	508,300
		12,666,325
ELECTRICAL EQUIPMENT - 1.8%
American Superconductor [1]	56,825	461,987
Encore Wire [2]	3,307	161,448
LSI Industries	415,740	2,689,838
Powell Industries [2]	21,400	586,146
Power Solutions International [1,2,4]	21,100	84,400
Revolution Lighting Technologies [1,2,5]	81,200	20,300
Vertiv Holdings Cl. A [1]	200,000	2,712,000
		6,716,119
INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries [2]	145,500	3,129,705

MACHINERY - 5.1%
CIRCOR International [1,2,3]	270,521	6,892,875
Graham Corporation [2]	93,150	1,186,731
Helios Technologies [2]	50,000	1,862,500
Hurco Companies [2]	36,866	1,031,142
L B Foster Company [1,2]	95,300	1,216,981
Lindsay Corporation [2]	46,400	4,278,544
Luxfer Holdings [2]	42,112	595,885
NN [1]	90,600	429,444
Shyft Group	17,200	289,648
Titan International	212,200	309,812
Twin Disc [1]	4,300	23,822
Wabash National	6,400	67,968
Westport Fuel Systems [1]	491,100	608,964
		18,794,316
MARINE - 1.3%
Algoma Central	40,000	296,406
Clarkson [1]	109,900	3,064,520
Eagle Bulk Shipping [1]	570,000	1,248,300
		4,609,226
PROFESSIONAL SERVICES - 1.2%
Acacia Research [1,2]	190,000	777,100
Barrett Business Services	2,600	138,138
Forrester Research [1]	41,000	1,313,640
Franklin Covey [1,2]	40,100	858,140
GP Strategies [1]	43,700	374,946
InnerWorkings [1]	25,000	33,000
Kforce [2]	2,800	81,900
Resources Connection	59,300	709,821
		4,286,685
ROAD & RAIL - 0.5%
Marten Transport	2,500	62,900
Patriot Transportation Holding [1,2]	55,764	468,417
Universal Logistics Holdings [2]	75,200	1,306,976
		1,838,293
TRADING COMPANIES & DISTRIBUTORS - 2.2%
EVI Industries [1,2]	217,709	4,726,462
Houston Wire & Cable [1]	331,418	782,147
Lawson Products [1]	30,200	974,252
Transcat [1]	68,755	1,778,004
		8,260,865
Total (Cost $79,772,395)		76,047,727

INFORMATION TECHNOLOGY – 22.2%
COMMUNICATIONS EQUIPMENT - 0.8%
Clearfield [1]	85,200	1,189,392
Digi International [1]	45,800	533,570
Genasys [1]	38,300	186,138
Ituran Location and Control	50,000	801,000
PCTEL	34,100	227,788
		2,937,888
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.0%
Bel Fuse Cl. A	67,705	675,696
Fabrinet [1]	2,200	137,324
FARO Technologies [1,2,3]	72,100	3,864,560
Firan Technology Group [1]	25,000	32,594
HollySys Automation Technologies	51,900	690,270
LightPath Technologies Cl. A [1]	100,000	334,000
Luna Innovations [1]	350,478	2,046,792

26 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
nLIGHT [1,2,3]	337,200	$7,506,072
Novanta [1]	3,400	363,018
PAR Technology [1,2,3]	303,124	9,072,501
PC Connection [2,3]	33,416	1,549,166
Perceptron [1]	30,000	99,300
†PowerFleet [1]	50,000	231,000
Richardson Electronics	316,900	1,280,276
SMTC Corporation [1]	150,000	454,500
Vishay Precision Group [1]	41,800	1,027,444
		29,364,513
IT SERVICES - 0.5%
Computer Task Group [1]	84,800	341,744
Hackett Group (The) [2]	27,700	375,058
†International Money Express [1]	21,100	262,906
Limelight Networks [1]	20,300	149,408
USA Technologies [1,2,4]	90,500	633,500
		1,762,616
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Alpha & Omega Semiconductor [1]	17,900	194,752
Amtech Systems [1,2]	92,184	448,936
Axcelis Technologies [1]	7,700	214,445
AXT [1]	100,000	476,000
Brooks Automation [2]	45,300	2,004,072
Camtek	112,200	1,411,476
Cohu	41,990	728,106
CyberOptics Corporation [1]	49,500	1,594,395
FormFactor [1]	22,869	670,748
Ichor Holdings [1]	25,700	683,106
Kulicke & Soffa Industries [2]	77,200	1,608,076
NeoPhotonics Corporation [1,2]	98,600	875,568
Nova Measuring Instruments [1,2]	68,300	3,291,377
Onto Innovation [1,2]	133,150	4,532,426
PDF Solutions [1]	195,700	3,827,892
Photronics [1]	232,700	2,589,951
Silicon Motion Technology ADR	36,100	1,760,597
†SiTime [1]	3,600	170,676
Ultra Clean Holdings [1,2]	74,200	1,679,146
Veeco Instruments [1,2]	17,500	236,075
		28,997,820
SOFTWARE - 4.0%
Agilysys [1,2]	81,000	1,453,140
American Software Cl. A [2]	120,352	1,896,748
Digital Turbine [1]	120,200	1,510,914
†eGain Corporation [1]	8,500	94,435
Model N [1]	50,000	1,738,000
OneSpan [1]	5,600	156,408
Optiva [1]	28,000	577,490
QAD Cl. A	29,487	1,217,223
RealNetworks [1]	100,171	130,222
SeaChange International [1]	50,000	75,500
SharpSpring [1]	111,300	977,214
Upland Software [1]	148,200	5,151,432
		14,978,726
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
AstroNova	62,000	493,520
Intevac [1]	539,400	2,945,124

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (continued)
TransAct Technologies [1]	40,900	187,322
		3,625,966
Total (Cost $67,993,106)		81,667,529

MATERIALS – 6.6%
CHEMICALS - 0.3%
Balchem Corporation	3,250	308,295
LSB Industries [1]	135,800	157,528
Rayonier Advanced Materials [1]	50,000	140,500
Trecora Resources [1]	89,600	561,792
		1,168,115
CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [4]	16,303	831,453
CONTAINERS & PACKAGING - 0.5%
UFP Technologies [1,2,3]	36,445	1,605,767
METALS & MINING - 5.6%
Alamos Gold Cl. A	261,044	2,434,308
†Altius Minerals	113,000	810,710
Ampco-Pittsburgh [1]	79,002	242,536
Haynes International [2]	38,000	887,680
Imdex	650,666	499,022
MAG Silver [1]	154,050	2,172,105
Major Drilling Group International [1]	1,204,084	3,804,891
Olympic Steel	35,000	411,250
Pretium Resources [1]	80,000	669,417
Sandstorm Gold [1]	810,000	7,792,200
Universal Stainless & Alloy Products [1,2]	33,620	289,132
Victoria Gold [1]	59,333	620,165
		20,633,416
Total (Cost $23,364,458)		24,238,751

REAL ESTATE – 3.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
Postal Realty Trust Cl. A	114,000	1,818,300
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Altus Group	87,000	2,613,973
Dundee Corporation Cl. A [1]	413,200	410,887
Marcus & Millichap [1,2]	4,900	141,414
Real Matters [1]	255,000	4,973,777
RMR Group (The) Cl. A [2]	75,400	2,222,038
Tejon Ranch [1,2]	154,994	2,231,914
		12,594,003
Total (Cost $14,800,631)		14,412,303

UTILITIES – 0.4%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.1%
Innergex Renewable Energy	15,573	219,096
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,117,240
Total (Cost $837,426)		1,336,336

TOTAL COMMON STOCKS
(Cost $368,479,721)		379,235,082

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2020 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

WARRANTS- 0.0%

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives (Warrants) [1]	100,000	$14,900
Total (Cost $106,385)		14,900

INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0% eMagin Corporation (Warrants) [1,5]	50,000	0
Total (Cost $0)		0

TOTAL WARRANTS
(Cost $106,385)		14,900

REPURCHASE AGREEMENT– 3.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $12,320,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $12,566,471)
(Cost $12,320,000)		12,320,000

TOTAL INVESTMENTS – 106.2%
(Cost $380,906,106)		391,569,982

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(22,813,124)

NET ASSETS – 100.0%		$368,756,858

ADR – American Depository Receipt

SDR – Swedish Depository Receipt

†	New additions in 2020.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2020. Total market value of pledged securities at June 30, 2020, was $80,875,323.
[3]	At June 30, 2020, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $20,767,585.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $381,229,510. At June 30, 2020, net unrealized appreciation for all securities was $10,340,472 consisting of aggregate gross unrealized appreciation of $101,564,532 and aggregate gross unrealized depreciation of $91,224,060. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

28 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2020 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$379,249,982
Repurchase agreements (at cost and value)	12,320,000
Cash	826
Foreign currency (cost $16,486)	16,609
Receivable for investments sold	91,461
Receivable for dividends	97,001
Prepaid expenses and other assets	36,117
Total Assets	391,811,996
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	551,639
Payable for investment advisory fee	373,933
Payable for directors' fees	19,128
Payable for interest expense	23,112
Accrued expenses	87,326
Total Liabilities	23,055,138
Net Assets	$368,756,858
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 43,098,921 shares outstanding (150,000,000 shares authorized)	$360,318,172
Total distributable earnings (loss)	21,562,227
Quarterly distributions	(13,123,541)
Net Assets (net asset value per share - $8.56)	$368,756,858
Investments at identified cost	$368,586,106

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,126,117
Foreign withholding tax	(80,759)
Interest	7,901
Rehypothecation income	129,182
Total income	2,182,441
EXPENSES:
Investment advisory fees	2,057,642
Interest expense	224,990
Administrative and office facilities	94,600
Stockholder reports	76,380
Directors' fees	36,339
Professional fees	34,373
Custody and transfer agent fees	33,446
Other expenses	26,001
Total expenses	2,583,771
Net investment income (loss)	(401,330)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	15,506,470
Foreign currency transactions	11,709
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(44,213,057)
Other assets and liabilities denominated in foreign currency	45
Net realized and unrealized gain (loss) on investments and foreign currency	(28,694,833)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(29,096,163)

30 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/20 (UNAUDITED)	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$(401,330)	$382,166
Net realized gain (loss) on investments and foreign currency	15,518,179	21,750,780
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,213,012)	52,498,864
Net increase (decrease) in net assets from investment operations	(29,096,163)	74,631,810
DISTRIBUTIONS:
Quarterly distributions	(13,123,541)	(27,923,323)
Total distributions	(13,123,541)	(27,923,323)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	6,169,566	12,599,364
Total capital stock transactions	6,169,566	12,599,364
Net Increase (Decrease) In Net Assets	(36,050,138)	59,307,851
NET ASSETS:
Beginning of period	404,806,996	345,499,145
End of period	$368,756,858	$404,806,996

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(29,096,163)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(40,757,200)
Proceeds from sales and maturities of long-term investments	42,423,678
Net purchases, sales and maturities of short-term investments	5,470,000
Net (increase) decrease in dividends and interest receivable and other assets	145,219
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	11,665
Net change in unrealized appreciation (depreciation) on investments	44,213,057
Net realized gain (loss) on investments	(15,506,470)
Net cash provided by operating activities	6,903,786
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(13,123,541)
Reinvestment of distributions	6,169,566
Net cash used for financing activities	(6,953,975)
INCREASE (DECREASE) IN CASH:	(50,189)
Cash and foreign currency at beginning of period	67,624
Cash and foreign currency at end of period	$17,435

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2020, the Fund paid $256,125 in interest expense.

32 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/20
	(UNAUDITED)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$9.63	$8.53	$10.48	$9.63	$8.59	$11.33
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.01	0.01	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.72)	1.81	(1.18)	1.52	1.70	(1.42)
Net increase (decrease) in net assets from investment operations	(0.73)	1.82	(1.17)	1.58	1.73	(1.39)
DISTRIBUTIONS:
Net investment income	–[1]	(0.03)	(0.00)	(0.06)	(0.08)	(0.01)
Net realized gain on investments and foreign currency	(0.25)[1]	(0.65)	(0.75)	(0.63)	(0.56)	(1.25)
Return of capital	(0.06)[1]	–	–	–	–	–
Total distributions	(0.31)	(0.68)	(0.75)	(0.69)	(0.64)	(1.26)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.04)	(0.03)	(0.04)	(0.05)	(0.09)
Total capital stock transactions	(0.03)	(0.04)	(0.03)	(0.04)	(0.05)	(0.09)
Net Asset Value, End of Period	$8.56	$9.63	$8.53	$10.48	$9.63	$8.59
Market Value, End of Period	$7.20	$8.54	$7.42	$9.44	$8.16	$7.26
TOTAL RETURN:[2]
Net Asset Value	(6.21)%[3]	22.44%	(11.62)%	17.67%	21.98%	(11.64)%
Market Value	(11.04)%[3]	24.82%	(14.65)%	25.09%	22.30%	(16.06)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	1.18%[5]	0.85%	0.92%[6]	0.49%	0.87%	0.93%
Other operating expenses	0.30%[5]	0.35%	0.43%	0.40%	0.39%	0.35%
Total expenses (net)	1.48%[5]	1.20%	1.35%	0.89%	1.26%	1.28%
Expenses excluding interest expense	1.35%[5]	1.01%	1.05%	0.62%	1.02%	1.08%
Expenses prior to balance credits	1.48%[5]	1.20%	1.35%	0.89%	1.26%	1.28%
Net investment income (loss)	(0.23)%[5]	0.10%	0.10%	0.56%	0.32%	0.26%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$368,757	$404,807	$345,499	$409,905	$363,701	$312,407
Portfolio Turnover Rate	11%	15%	21%	15%	26%	39%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1776%	1940%	1670%	1011%	908%	794%
Asset coverage per $1,000	$17,762	$19,400	$16,705	$10,109	$9,082	$7,942

[1]	Amounts are subject to change and recharacterization at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/20, and a 12-month basis for the years shown.
[5]	Annualized
[6]	Includes the impact of the adjustment of prior period's performance fees of 0.06%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$359,725,274	$19,288,008	$221,800	$379,235,082
Warrants	14,900	–	0	14,900
Repurchase Agreement	–	12,320,000	–	12,320,000

34  |  2020 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	SALES	TRANSFERS IN	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/20
Common Stocks	$241,800	$0	$20,300	$ (2,003,114)	$1,962,814	$221,800
Warrants	0	–	–	–	–	0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/20	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Common Stocks	$221,800	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease
[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2020 Semiannual Report to Stockholders  |  35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,079,670 and 1,519,172 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of June 30, 2020, the Fund has outstanding borrowings of $22,000,000. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 2.02%. The maximum amount outstanding during the six months ended June 30, 2020, was $22,000,000. As of June 30, 2020, the aggregate value of rehypothecated securities was $20,767,585. During the six months ended June 30, 2020, the Fund earned $129,182 in fees from rehypothecated securities.

36  |  2020 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2020, the Fund’s investment performance ranged from 5% above to 1% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,959,887 and a net upward adjustment of $97,755 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2020, the Fund expensed Royce investment advisory fees totaling $2,057,642.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $40,697,167 and $38,724,714, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$3,540,317	$ –	$ –

Subsequent Events:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. Royce was an indirect, majority-owned subsidiary of Legg Mason prior to the transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Fund prior to the transaction (referred to herein as the “Prior Agreement”). Royce continues to provide uninterrupted services to the Fund pursuant to a new investment advisory agreement that was recently approved by Fund stockholders. The terms and conditions of the Fund’s new investment advisory agreement are substantially identical to those of its Prior Agreement. The Fund’s contractual investment advisory fee rate remains the same under its new investment advisory agreement. Royce will continue to operate as an independent investment organization with its own brand after completion of the transaction. There are no changes planned to the management of the organization or investment teams at Royce as a result of the transaction.

2020 Semiannual Report to Stockholders  |  37

MANAGER’S DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE

In as extreme and volatile a six-month period as we can recall, Royce Value Trust (“RVT”) held its value better than both of its unleveraged small-cap benchmarks. For the year-date-period ended 6/30/20, the Fund was down 8.9% on an NAV (net asset value) basis and 10.5% based on market price, compared to respective declines of 13.0% and 17.9% for the Russell 2000 and S&P SmallCap 600 Indexes for the same period. We were equally if not more pleased that on an NAV and market price basis, RVT outpaced the Russell 2000 for the one-, three-, five-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended 6/30/20.

WHAT WORKED… AND WHAT DIDN’T

Five of the Fund’s 11 equity sectors made a negative impact on performance in 2020’s first half, with Industrials, Energy, and Financials detracting most. Of the six sectors that made positive contributions, the biggest came from Information Technology, followed by Health Care and Communication Services. At the industry level, energy equipment & services hurt results most, as tumbling oil and gas prices depressed the shares of many companies with exposure to that industry. Four of RVT’s five largest detractors at the position level were exposed to energy to varying degrees.

SEACOR Marine Holdings provides marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide. When reporting fiscal first-quarter results, the company said that it expects a deeper impact on revenues through the rest of the year as a result of COVID-19 and reduced activity from its oil and gas customers. TGS-NOPEC Geophysical is the world’s largest provider of seismic data to oil and gas developers. While categorized as an energy services stock, its business model is closer to that of a data services provider. We see it as a company built to weather downturns thanks to consistently positive free cash flow. And while spending on seismic is among the first expenses exploration & production (“E&P”) companies cut in downturns, reserves remain the lifeblood of these companies, which makes TGS’s seismic studies vital to reducing costs and improving the success rates of E&P activity. Kirby Corporation, a tank barge operator that transports bulk liquid products across the U.S., saw revenue for the marine transportation business decline substantially in the first quarter of 2020. Citing the COVID-driven global recession, its potential impact on future demand, and volatile industry conditions, Kirby also withdrew full-year earnings guidance in May.

Bandwidth, RVT’s top-contributing position, offers voice-over Internet, integrated phone systems, smartphones, and business-grade Internet connectivity solutions through cloud-based communications. Its shares were lifted by robust revenue growth, especially through its expertise in CPaaS (Communications Platform as a Service), a cloud-based platform that enables developers to add real-time communications features to their own applications without needing to build back-end infrastructure and interfaces. Also contributing was Virgin Galactic Holdings, which develops commercial spacecrafts for eventual space tourist flights and suborbital launches for space science missions. Though still not profitable, the company signed a Space Act Agreement with NASA in early May to produce a supersonic aircraft for non-military applications, which we think bodes well for its future. Based in Toronto, Alamos Gold explores for, and produces, gold from mines in Canada, Mexico, and the U.S. Its stock benefited primarily from investor expectations that massive central bank interventions will maintain a supportive environment for gold prices.

Relative to the Russell 2000, RVT’s advantage was driven solely by stock selection—sector allocation was negative. Stock selection gave us a significant relative edge in Financials, as it did in Materials and Consumer Discretionary. By contrast, the Fund’s substantially lower exposure to index-leading Health Care stocks, particularly in biotechnology where our weighting was quite low, hurt relative results the most. Stock selection in Health Care also hindered performance, though to a lesser extent. On a smaller scale, our higher weighting in Energy detracted from first-half relative performance, as did both our lower exposure and stock selection in Consumer Staples.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Bandwidth Cl. A	0.85	SEACOR Marine Holdings	-0.55
Virgin Galactic Holdings	0.76	TGS-NOPEC Geophysical	-0.46
Alamos Gold Cl. A	0.66	Kirby Corporation	-0.46
Camping World Holdings Cl. A	0.64	Pason Systems	-0.46
Etsy	0.54	ProAssurance Corporation	-0.41
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are seeking to take advantage of two current market dynamics that we believe support active management: high volatility and short-term thinking. While uncertainty about the near-term outlook is real, we expect both the economy and corporate profits to rebound beyond the next several quarters. Our portfolio positioning is still most heavily weighted in cyclical areas, specifically in Industrials and Information Technology. In the former sector, we have several machinery companies while in Information Technology, our largest weightings are in the semiconductors & semiconductor equipment group and the electronic equipment, instruments & components industry. We also maintained a sizable exposure to capital markets stocks in Financials and health care equipment & supplies. We are optimistic about the prospects for small-cap stocks over the intermediate term, particularly those companies with cyclical exposure and/or solid industry positions and better balance sheets. These are the stocks with which we have sought to populate the portfolio.

38 | 2020 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	-8.92	-0.60	4.19	6.82	10.30	7.16	8.35	9.57	10.10	10.04

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/201

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	-1.5%	40.1%	175.9%	133.0%	419.5%	1953.4%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions

% of Net Assets

Quaker Chemical	2.1
MKS Instruments	1.9
FLIR Systems	1.6
Alamos Gold Cl. A	1.4
FirstService Corporation	1.3
Colfax Corporation	1.3
Bandwidth Cl. A	1.2
Brooks Automation	1.2
Ares Management Cl. A	1.2
Camping World Holdings Cl. A	1.1

Portfolio Sector Breakdown

% of Net Assets

Information Technology	24.9
Industrials	23.5
Financials	15.0
Materials	11.3
Consumer Discretionary	10.0
Health Care	6.8
Real Estate	3.7
Energy	3.1
Consumer Staples	2.6
Communication Services	1.8
Utilities	0.1
Diversified Investment Companies	0.0
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.8

Calendar Year Total Returns (%)

YEAR	RVT
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0
2006	19.5
2005	8.4

Portfolio Diagnostics

Fund Net Assets	$1,440 million
Number of Holdings	476
Turnover Rate	18%
Net Asset Value	$14.33
Market Price	$12.54
Net Leverage[1]	2.8%
Average Market Capitalization [2]	$1,916 million
Weighted Average P/E Ratio [3,4]	21.2x
Weighted Average P/B Ratio [3]	2.2x
Active Share [5]	87%
U.S. Investments (% of Net Assets)	86.6%
Non-U.S. Investments (% of Net Assets)	16.2%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/20).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2020.

2020 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments
Common Stocks – 102.8%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
Bandwidth Cl. A [1,2,3]	140,900	$17,894,300
Cogent Communications Holdings [1,2]	18,447	1,427,060
Liberty Latin America Cl. C [1,2,3]	246,300	2,325,072
		21,646,432
ENTERTAINMENT - 0.0%
Global Eagle Entertainment [3]	4,400	20,856
Marcus Corporation (The)	6,051	80,297
		101,153
INTERACTIVE MEDIA & SERVICES - 0.1%
QuinStreet [1,2,3]	180,254	1,885,457
MEDIA - 0.2%
comScore [1,2,3]	808,910	2,507,621
Gannett Company [3]	190,443	262,811
†TechTarget [3]	800	24,024
		2,794,456
Total (Cost $34,532,869)		26,427,498

CONSUMER DISCRETIONARY – 10.0%
AUTO COMPONENTS - 1.7%
Cooper Tire & Rubber	11,800	325,798
Cooper-Standard Holdings [3]	892	11,819
Dorman Products [1,2,3]	6,500	435,955
†Fox Factory Holding [3]	63,600	5,253,996
Garrett Motion [3]	86,149	477,265
Gentex Corporation [1]	98,460	2,537,314
LCI Industries [1,2]	131,935	15,169,886
Standard Motor Products [1,2]	9,494	391,153
Superior Industries International [3]	150,598	256,017
		24,859,203
DISTRIBUTORS - 0.3%
Core-Mark Holding Company [1,2]	21,368	533,239
LKQ Corporation [1,3]	70,600	1,849,720
Weyco Group [1,2]	97,992	2,115,647
		4,498,606
DIVERSIFIED CONSUMER SERVICES - 0.6%
American Public Education [3]	20,257	599,607
Collectors Universe [1,2]	71,100	2,437,308
Perdoceo Education [3]	22,191	353,503
Regis Corporation [3]	18,020	147,404
Universal Technical Institute [3]	639,032	4,441,272
		7,979,094
HOTELS, RESTAURANTS & LEISURE - 0.3%
Century Casinos [3]	44,120	183,098
Lindblad Expeditions Holdings [1,2,3]	415,200	3,205,344
Red Robin Gourmet Burgers [3]	2,900	29,580
Ruth's Hospitality Group	34,877	284,596
		3,702,618
HOUSEHOLD DURABLES - 0.5%
Cavco Industries [1,3]	14,700	2,834,895
Ethan Allen Interiors [1]	158,755	1,878,072
La-Z-Boy	25,579	692,168
Meritage Homes [3]	19,102	1,454,044
Skyline Champion [3]	7,050	171,597
		7,030,776
INTERNET & DIRECT MARKETING RETAIL - 1.7%
Etsy [1,3]	129,800	13,788,654
PetMed Express	16,879	601,568
Shutterstock	25,853	904,079
Stamps.com [3]	51,022	9,372,231
		24,666,532
LEISURE PRODUCTS - 0.8%
Brunswick Corporation	160,300	10,260,803
Johnson Outdoors Cl. A	1,640	149,273
MasterCraft Boat Holdings [3]	23,840	454,152
Sturm, Ruger & Co.	8,915	677,540
		11,541,768
SPECIALTY RETAIL - 3.4%
Abercrombie & Fitch Cl. A	4,033	42,911
America's Car-Mart [1,3]	120,000	10,544,400
AutoCanada	1,238,000	9,757,366
Barnes & Noble Education [3]	91,318	146,109
Buckle (The)	63,550	996,464
Caleres	3,803	31,717
Camping World Holdings Cl. A [1]	606,813	16,481,041
CarMax [3]	7,000	626,850
Cato Corporation (The) Cl. A	63,344	518,154
Chico's FAS	27,436	37,862
Children's Place [3]	1,559	58,338
Genesco [3]	4,412	95,564
Haverty Furniture	28,713	459,408
Hibbett Sports [3]	8,588	179,833
Michaels Companies [3]	139,804	988,414
Monro [1]	2,000	109,880
†OneWater Marine Cl. A [3]	227,100	5,513,988
Rent-A-Center	14,132	393,152
Shoe Carnival [1]	16,360	478,857
Sleep Number [3]	11,632	484,356
Zumiez [3]	15,371	420,858
		48,365,522
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Canada Goose Holdings [3]	201,700	4,673,389
Crocs [3]	1,995	73,456
G-III Apparel Group [3]	8,609	114,414
J G Boswell Company [4]	3,940	1,922,720
†Kontoor Brands	7,130	126,985
Movado Group [3]	20,965	227,260
Steven Madden	33,701	832,078
Vera Bradley [3]	31,709	140,788
Wolverine World Wide [1]	114,202	2,719,150
		10,830,240
Total (Cost $117,987,703)		143,474,359

CONSUMER STAPLES – 2.6%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR [1]	64,500	923,640
FOOD & STAPLES RETAILING - 0.0%
SpartanNash Company	5,618	119,382
FOOD PRODUCTS - 1.3%
Industrias Bachoco ADR Ser. B	8,940	314,420
John B Sanfilippo & Son	5,660	482,968
Nomad Foods [1,3]	143,600	3,080,220
Seneca Foods Cl. A [1,2,3]	238,410	8,060,642
Seneca Foods Cl. B [3]	13,840	439,420
Tootsie Roll Industries [1]	181,756	6,228,778
		18,606,448

40 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [3]	16,733	$602,221
WD-40 Company	2,263	448,753
		1,050,974
PERSONAL PRODUCTS - 1.1%
†BellRing Brands Cl. A [3]	193,500	3,858,390
†e.l.f. Beauty [3]	409,500	7,809,165
Inter Parfums [1]	89,545	4,311,592
USANA Health Sciences [3]	3,038	223,080
		16,202,227
TOBACCO - 0.0%
Universal Corporation	14,694	624,642
†Vector Group	12,235	123,084
		747,726
Total (Cost $29,105,863)		37,650,397

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
†Eagle Point Credit	42,054	299,004
Eagle Point Income	44	570
Total (Cost $371,754)		299,574

ENERGY – 3.1%
ENERGY EQUIPMENT & SERVICES - 2.2%
Bristow Group [3]	240,774	3,353,982
Computer Modelling Group	1,333,624	4,666,112
Diamond Offshore Drilling [3,4]	89,000	22,757
†DMC Global	1,983	54,731
Forum Energy Technologies [3]	249,431	131,725
Helmerich & Payne [1,2]	94,000	1,833,940
KLX Energy Services Holdings [3]	15,746	33,854
Matrix Service [3]	34,471	335,058
Newpark Resources [3]	67,354	150,199
Oil States International [3]	18,753	89,077
Pason Systems	1,065,830	5,825,323
ProPetro Holding [3]	61,052	313,807
SEACOR Holdings [1,2,3]	270,450	7,659,144
SEACOR Marine Holdings [1,3]	400,190	1,020,484
TGS-NOPEC Geophysical	447,760	6,495,749
		31,985,942
OIL, GAS & CONSUMABLE FUELS - 0.9%
Bonanza Creek Energy [3]	41,687	617,801
Callon Petroleum [3]	63,252	72,740
CONSOL Energy [3]	110,037	557,888
Dorchester Minerals L.P. [1]	279,148	3,567,511
Dorian LPG [3]	394,936	3,056,805
REX American Resources [3]	6,946	481,844
San Juan Basin Royalty Trust	212,272	483,980
†Talos Energy [3]	13,626	125,359
World Fuel Services [1]	100,913	2,599,519
WPX Energy [1,2,3]	110,000	701,800
		12,265,247
Total (Cost $92,832,315)		44,251,189

FINANCIALS – 15.0%
BANKS - 2.6%
Ameris Bancorp	6,385	150,622
Bank of N.T. Butterfield & Son [1]	258,416	6,302,766
Boston Private Financial Holdings	45,074	310,109
†Cadence Bancorporation Cl. A	15,397	136,417
Canadian Western Bank	279,500	4,869,015
CIT Group	22,000	456,060
Customers Bancorp [3]	10,603	127,448
Dime Community Bancshares	2,577	35,382
Eagle Bancorp	23,798	779,385
Farmers & Merchants Bank of Long Beach [4]	730	4,326,710
Fauquier Bankshares [1]	160,800	2,395,920
First BanCorp	127,777	714,273
First Citizens BancShares Cl. A	16,376	6,632,608
First Commonwealth Financial	37,289	308,753
First Financial Bancorp	44,124	612,882
First Midwest Bancorp	23,914	319,252
Franklin Financial Network	1,256	32,342
Great Western Bancorp	34,227	470,964
Hanmi Financial	11,849	115,054
HarborOne Bancorp [3]	63,400	541,436
† HBT Financial	5,000	66,650
HomeTrust Bancshares	23,700	379,200
† Pacific Premier Bancorp	14,212	308,116
Preferred Bank	17,803	762,859
Prosperity Bancshares	6,614	392,739
Webster Financial [1]	182,400	5,218,464
† Wintrust Financial	6,000	261,720
		37,027,146
CAPITAL MARKETS - 7.4%
Ares Management Cl. A [1]	432,194	17,158,102
Artisan Partners Asset Management Cl. A [1]	114,820	3,731,650
ASA Gold and Precious Metals	199,821	3,500,864
Ashmore Group	548,400	2,830,623
Blucora [3]	5,600	63,952
Bolsa Mexicana de Valores	1,723,106	3,228,879
† Fiera Capital Cl. A	59,500	416,360
Focus Financial Partners Cl. A [1,2,3]	50,000	1,652,500
Garrison Capital	17,126	57,886
Golub Capital BDC	2,354	27,424
Houlihan Lokey Cl. A [1]	54,000	3,004,560
Lazard Cl. A [1]	124,625	3,568,014
MarketAxess Holdings	14,200	7,113,064
Moelis & Company Cl. A	21,000	654,360
Morningstar [1]	84,600	11,926,062
MVC Capital	195,688	1,277,842
Oaktree Strategic Income	4,133	26,203
Qalaa Holdings [3]	7,749,921	662,632
Rothschild & Co [3]	50,293	1,213,840
SEI Investments [1]	197,600	10,864,048
Sprott	256,480	9,217,486
Tel Aviv Stock Exchange	332,179	1,489,465
TMX Group	76,000	7,514,349
Value Partners Group	5,453,000	2,787,204
Virtu Financial Cl. A [1,2]	478,100	11,283,160
Waddell & Reed Financial Cl. A	85,176	1,321,080
		106,591,609
CONSUMER FINANCE - 0.1%
Enova International [3]	48,849	726,385
DIVERSIFIED FINANCIAL SERVICES - 0.1%
Banco Latinoamericano de Comercio Exterior Cl. E	23,700	272,550
ECN Capital	135,100	384,123

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
DIVERSIFIED FINANCIAL SERVICES (continued)
First Pacific	1,020,000	$196,023
Onex Corporation	9,200	415,613
Waterloo Investment Holdings [3,5]	2,972,000	743,000
		2,011,309
INSURANCE - 3.0%
Alleghany Corporation	350	171,199
Ambac Financial Group [3]	63,534	909,807
American Equity Investment Life Holding	3,163	78,158
Assured Guaranty	40,900	998,369
eHealth [3]	20,700	2,033,568
E-L Financial	21,650	10,561,870
Employers Holdings	23,729	715,429
Erie Indemnity Cl. A	28,200	5,411,580
FBL Financial Group Cl. A	8,930	320,498
Fidelity National Financial	446	13,674
Independence Holding Company [1]	210,523	6,439,899
ProAssurance Corporation [1]	239,901	3,471,368
RLI Corp. [1,2]	41,670	3,421,107
Stewart Information Services	9,895	321,686
Third Point Reinsurance [3]	10,476	78,675
Trupanion [1,2,3]	170,399	7,274,333
Universal Insurance Holdings	35,980	638,645
		42,859,865
INVESTMENT COMPANIES - 0.7%
†Jaws Acquisition (Units) [3]	150,000	1,564,500
Oaktree Acquisition (Units) [3]	800,000	8,560,000
		10,124,500
THRIFTS & MORTGAGE FINANCE - 1.1%
Axos Financial [1,2,3]	35,731	788,941
†Essent Group	10,000	362,700
Flagstar Bancorp	31,807	936,080
Genworth MI Canada	239,755	5,864,955
Meridian Bancorp [1]	47,500	551,000
Meta Financial Group	1,665	30,253
NMI Holdings Cl. A [3]	68,714	1,104,921
† PennyMac Financial Services	10,000	417,900
Provident Bancorp	63,200	496,752
Territorial Bancorp	9,300	221,247
Timberland Bancorp [1]	274,457	4,997,862
Vestin Realty Mortgage II [3,4]	34	37,400
Walker & Dunlop	12,700	645,287
		16,455,298
Total (Cost $196,348,717)		215,796,112

HEALTH CARE – 6.8%
BIOTECHNOLOGY - 1.2%
Acorda Therapeutics [3]	18,079	13,281
Anika Therapeutics [3]	13,046	492,226
BioSpecifics Technologies [3]	2,630	161,166
†Catalyst Pharmaceuticals [3]	34,550	159,621
†Coherus BioSciences [3]	7,500	133,950
Eagle Pharmaceuticals [3]	13,906	667,210
Emergent BioSolutions [3]	830	65,636
Enanta Pharmaceuticals [3]	9,698	486,937
Pfenex [3]	16,947	141,507
Sangamo Therapeutics [1,2,3]	65,815	589,702
Vanda Pharmaceuticals [3]	30,872	353,176
Zealand Pharma [3]	408,857	14,073,606
		17,338,018
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
Atrion Corporation	13,891	8,848,706
†BioLife Solutions [3]	297,500	4,864,125
Haemonetics [3]	117,200	10,496,432
Inogen [3]	7,877	279,791
Integer Holdings [1,2,3]	42,400	3,097,320
Masimo Corporation [1,3]	30,000	6,839,700
Meridian Bioscience [3]	75,206	1,751,548
Mesa Laboratories [1]	53,900	11,685,520
Natus Medical [3]	5,780	126,119
Neogen Corporation [1,2,3]	23,481	1,822,126
OraSure Technologies [3]	22,352	259,954
Surmodics [1,3]	161,000	6,961,640
		57,032,981
HEALTH CARE PROVIDERS & SERVICES - 0.4%
AMN Healthcare Services [3]	936	42,345
Community Health Systems [3]	790,000	2,377,900
CorVel Corporation [3]	2,864	203,029
Ensign Group (The)	872	36,493
HealthEquity [3]	20,000	1,173,400
Magellan Health [3]	16,980	1,239,200
Pennant Group [3]	436	9,854
RadNet [3]	4,582	72,716
Tivity Health [3]	4,169	47,235
U.S. Physical Therapy	6,619	536,271
		5,738,443
HEALTH CARE TECHNOLOGY - 0.2%
HealthStream [3]	7,060	156,238
†NextGen Healthcare [3]	19,477	213,857
Simulations Plus	46,980	2,810,344
		3,180,439
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Bio-Rad Laboratories Cl. A [3]	17,129	7,733,572
Bio-Techne [1]	10,423	2,752,402
Medpace Holdings [3]	4,167	387,614
		10,873,588
PHARMACEUTICALS - 0.3%
AMAG Pharmaceuticals [1,2,3]	7,412	56,702
Assertio Holdings [3]	156,932	134,491
Corcept Therapeutics [3]	60,375	1,015,507
Innoviva [3]	72,352	1,011,481
Lannett Company [3]	63,366	460,037
Supernus Pharmaceuticals [3]	26,084	619,495
Theravance Biopharma [1,2,3]	34,291	719,768
		4,017,481
Total (Cost $65,659,892)		98,180,950

INDUSTRIALS – 23.5%
AEROSPACE & DEFENSE - 1.7%
Aerojet Rocketdyne Holdings [3]	12,746	505,251
Ducommun [1,3]	79,100	2,758,217
HEICO Corporation [1]	99,400	9,905,210
HEICO Corporation Cl. A [1]	75,926	6,168,228
Magellan Aerospace	96,800	514,803
National Presto Industries	10,060	879,143
Park Aerospace	13,847	154,256

42 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Vectrus [3]	6,600	$324,258
Virgin Galactic Holdings [1,2,3]	215,918	3,528,100
		24,737,466
AIR FREIGHT & LOGISTICS - 0.6%
Echo Global Logistics [3]	38,931	841,688
Forward Air [1,2]	140,825	7,015,902
Hub Group Cl. A [3]	2,184	104,526
		7,962,116
BUILDING PRODUCTS - 1.3%
American Woodmark [3]	6,364	481,437
Apogee Enterprises	5,381	123,978
Burnham Holdings Cl. B [4]	36,000	361,800
Gibraltar Industries [3]	107,620	5,166,836
Insteel Industries	5,559	106,010
Patrick Industries [1,2]	104,105	6,376,431
PGT Innovations [3]	11,783	184,757
Quanex Building Products	46,758	649,001
Simpson Manufacturing [1]	48,662	4,105,126
Trex Company [3]	564	73,360
UFP Industries	14,897	737,551
		18,366,287
COMMERCIAL SERVICES & SUPPLIES - 1.7%
CompX International Cl. A [1]	211,100	2,917,402
Harsco Corporation [3]	343,900	4,646,089
Heritage-Crystal Clean [1,2,3]	100,106	1,747,851
Kimball International Cl. B [1]	248,950	2,877,862
MSA Safety	400	45,776
PICO Holdings [1,2,3]	406,960	3,430,673
Pitney Bowes	145,515	378,339
Ritchie Bros. Auctioneers [1,2]	62,900	2,569,465
Tetra Tech	6,388	505,418
UniFirst Corporation	31,007	5,548,703
US Ecology	4,915	166,520
		24,834,098
CONSTRUCTION & ENGINEERING - 3.2%
†APi Group [3]	328,500	3,991,275
Arcosa [1]	188,926	7,972,677
Comfort Systems USA [1]	85,600	3,488,200
EMCOR Group	19,700	1,302,958
IES Holdings [1,2,3]	594,244	13,768,634
Infrastructure and Energy Alternatives [3]	600,000	2,388,000
Jacobs Engineering Group [1,2]	83,500	7,080,800
Northwest Pipe [3]	4,800	120,336
Sterling Construction [1,3]	16,418	171,896
Valmont Industries [1]	48,261	5,483,415
		45,768,191
ELECTRICAL EQUIPMENT - 1.0%
AZZ	5,573	191,265
Encore Wire	14,313	698,761
LSI Industries	814,857	5,272,125
Powell Industries [1,2]	101,805	2,788,439
Preformed Line Products [1]	91,600	4,580,916
Sensata Technologies Holding [3]	9,400	349,962
		13,881,468
INDUSTRIAL CONGLOMERATES - 0.5%
Carlisle Companies	2,700	323,109
Raven Industries [1]	309,525	6,657,883
		6,980,992
MACHINERY - 8.2%
Albany International Cl. A	1,526	89,591
CIRCOR International [3]	504,633	12,858,049
Colfax Corporation [1,2,3]	671,512	18,735,185
ESCO Technologies [1]	39,210	3,314,421
Franklin Electric [1,2]	83,100	4,364,412
Helios Technologies [1]	237,714	8,854,847
Hillenbrand	37,093	1,004,108
John Bean Technologies [1,2]	131,771	11,334,941
Kadant [1]	130,259	12,981,612
Lincoln Electric Holdings [1]	52,600	4,431,024
Lindsay Corporation [1,2]	112,000	10,327,520
Lydall [3]	17,784	241,151
Meritor [3]	26,710	528,858
†Miller Industries	16,500	491,205
Mueller Industries	43,976	1,168,882
NN [3]	308,700	1,463,238
Nordson Corporation [1,2]	23,096	4,381,542
Standex International	624	35,911
Tennant Company [1,2]	158,204	10,284,842
Wabash National	73,542	781,016
Watts Water Technologies Cl. A [1,2]	57,900	4,689,900
Woodward [1,2]	72,500	5,622,375
		117,984,630
MARINE - 1.6%
Clarkson [3]	451,500	12,589,908
Eagle Bulk Shipping [3]	320,478	701,847
Kirby Corporation [1,3]	189,000	10,122,840
		23,414,595
PROFESSIONAL SERVICES - 1.4%
Exponent [1]	96,000	7,769,280
Forrester Research [1,2,3]	69,417	2,224,121
Heidrick & Struggles International	54,387	1,175,847
Kelly Services Cl. A	7,419	117,331
Korn Ferry [1,2]	102,620	3,153,512
ManpowerGroup [1]	7,100	488,125
Morneau Shepell	17,500	408,497
Resources Connection	20,295	242,931
TrueBlue [1,2,3]	46,895	716,087
Upwork [3]	300,000	4,332,000
		20,627,731
ROAD & RAIL - 1.0%
ArcBest	25,849	685,257
Landstar System [1,2]	115,812	13,006,846
Patriot Transportation Holding [1]	139,100	1,168,440
Saia [1,2,3]	1,794	199,457
		15,060,000
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Air Lease Cl. A [1,2]	106,800	3,128,172
Applied Industrial Technologies	9,758	608,801
BMC Stock Holdings [3]	122,900	3,089,706
EVI Industries [1,2,3]	69,873	1,516,943
GMS [3]	40,518	996,338
Houston Wire & Cable [3,6]	877,363	2,070,577
Richelieu Hardware	88,400	1,880,518
SiteOne Landscape Supply [1,2,3]	25,000	2,849,250
Watsco [1,2]	13,300	2,363,410
		18,503,715
Total (Cost $275,558,989)		338,121,289

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 24.9%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN [1,2]	214,973	$2,349,655
CalAmp Corporation [3]	24,919	199,601
Comtech Telecommunications	27,350	461,942
		3,011,198
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
Badger Meter	3,560	223,995
Benchmark Electronics	20,983	453,233
Cognex Corporation [1,2]	255,100	15,234,572
Coherent [3]	92,870	12,164,113
Fabrinet [1,2,3]	174,363	10,883,738
FARO Technologies [1,3]	274,197	14,696,959
FLIR Systems [1]	578,937	23,487,474
Insight Enterprises [1,2,3]	26,991	1,327,957
IPG Photonics [3]	51,800	8,308,202
Kimball Electronics [3]	23,387	316,660
Littelfuse [1,2]	44,700	7,627,161
Methode Electronics	3,783	118,257
National Instruments [1]	235,650	9,122,012
nLIGHT [1,2,3]	162,460	3,616,360
OSI Systems [3]	2,270	169,433
PAR Technology [1,2,3]	290,239	8,686,853
Plexus Corporation [3]	1,408	99,348
Richardson Electronics [6]	711,475	2,874,359
Rogers Corporation [3]	62,700	7,812,420
Sanmina Corporation [3]	14,049	351,787
ScanSource [3]	3,739	90,073
TTM Technologies [1,2,3]	581,642	6,898,274
Vishay Intertechnology	11,020	168,275
Vishay Precision Group [3]	8,160	200,573
		134,932,088
INTERNET SOFTWARE & SERVICES - 0.5%
IAC/InterActiveCorp [3]	21,000	6,791,400
IT SERVICES - 1.9%
Cardtronics [3]	20,118	482,429
†Cass Information Systems	4,100	160,023
Computer Services [4]	45,794	2,427,082
CSG Systems International	12,027	497,797
EVERTEC	29,338	824,398
†ExlService Holdings [3]	1,297	82,230
Hackett Group (The) [1]	285,266	3,862,502
†International Money Express [3]	18,613	231,918
KBR [1]	647,400	14,598,870
ManTech International Cl. A	3,384	231,770
MAXIMUS	2,500	176,125
Unisys Corporation [1,2,3]	360,000	3,927,600
		27,502,744
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
Advanced Energy Industries [1,3]	8,346	565,775
Axcelis Technologies [3]	11,100	309,135
Brooks Automation [1,2]	389,600	17,235,904
Cabot Microelectronics [1]	62,588	8,733,529
Cirrus Logic [1,3]	250,700	15,488,246
Cohu	8,740	151,552
Diodes [1,2,3]	241,037	12,220,576
Entegris [1]	198,400	11,715,520
Ichor Holdings [3]	13,168	350,005
Kulicke & Soffa Industries [1]	38,462	801,163
Lattice Semiconductor [3]	202,500	5,748,975
MKS Instruments [1]	243,329	27,554,576
Nova Measuring Instruments [1,3]	44,220	2,130,962
Onto Innovation [1,2,3]	14,919	507,843
Photronics [3]	183,700	2,044,581
Power Integrations	812	95,922
Rambus [3]	68,796	1,045,699
Silicon Motion Technology ADR [1]	2,370	115,585
SMART Global Holdings [3]	26,992	733,643
SolarEdge Technologies [3]	8,494	1,178,797
Ultra Clean Holdings [3]	14,404	325,963
		109,053,951
SOFTWARE - 5.4%
Descartes Systems Group (The) [1,2,3]	233,600	12,357,440
†Dropbox Cl. A [3]	178,400	3,883,768
Ebix	3,511	78,506
†Elastic 1,[3]	82,300	7,588,883
†Everbridge [3]	60,000	8,301,600
j2 Global [1],[2],[3]	23,585	1,490,808
Manhattan Associates [1,2,3]	146,400	13,790,880
Progress Software	9,887	383,121
RealNetworks [3]	109,950	142,935
SVMK [1,3]	600,600	14,138,124
Upland Software [1,2,3]	452,800	15,739,328
Xperi Holding [1]	5,569	82,198
		77,977,591
Total (Cost $259,313,267)		359,268,972

MATERIALS – 11.3%
CHEMICALS - 5.6%
Chase Corporation [1,2]	79,059	8,103,547
Element Solutions [1,3]	872,800	9,469,880
FutureFuel Corporation	592,746	7,083,315
Hawkins [1]	87,082	3,707,951
Huntsman Corporation	25,500	458,235
Innospec [1]	98,083	7,576,912
Minerals Technologies [1,2]	201,449	9,454,002
NewMarket Corporation	8,000	3,203,840
Quaker Chemical	165,909	30,801,006
Stepan Company	2,760	267,996
Tredegar Corporation	10,662	164,195
Trinseo	24,902	551,828
		80,842,707
CONSTRUCTION MATERIALS - 0.2%
Imerys	90,000	3,062,978
U.S. Concrete [3]	6,620	164,176
		3,227,154
CONTAINERS & PACKAGING - 0.1%
Myers Industries	37,846	550,659
UFP Technologies [3]	2,860	126,012
		676,671
METALS & MINING - 4.8%
Alamos Gold Cl. A	2,091,300	19,501,958
Ferroglobe (Warranty Insurance Trust) [3,5]	49,300	0
Gold Fields ADR	370,000	3,478,000
Haynes International [1]	113,900	2,660,704
Hecla Mining	321,300	1,050,651
IAMGOLD Corporation [3]	600,000	2,370,000
Lundin Mining	640,000	3,431,939

44 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
MAG Silver [3]	198,900	$2,804,490
Major Drilling Group International [3]	2,217,291	7,006,613
Materion Corporation	3,794	233,293
Pan American Silver	124,627	3,787,415
Pretium Resources [3]	101,000	845,138
Reliance Steel & Aluminum [1]	65,000	6,170,450
Royal Gold [1]	16,600	2,063,712
SunCoke Energy	70,273	208,008
Synalloy Corporation [1,2,3]	178,800	1,337,424
VanEck Vectors Junior Gold Miners ETF	183,000	9,073,140
Warrior Met Coal	44,383	683,054
Worthington Industries [1]	80,400	2,998,920
		69,704,909
PAPER & FOREST PRODUCTS - 0.6%
Boise Cascade	28,387	1,067,635
Mercer International	84,658	690,809
Schweitzer-Mauduit International	31,106	1,039,252
Stella-Jones	221,658	5,574,104
		8,371,800
Total (Cost $134,288,984)		162,823,241

REAL ESTATE – 3.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
New York REIT [3,5]	15,000	190,500
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
Colliers International Group	15,000	859,650
FirstService Corporation	190,950	19,238,213
FRP Holdings [1,3]	76,558	3,106,724
Jones Lang LaSalle [3]	13,353	1,381,501
Kennedy-Wilson Holdings [1]	474,164	7,216,776
Marcus & Millichap [1,2,3]	261,542	7,548,102
RMR Group (The) Cl. A [1]	80,100	2,360,547
St. Joe Company (The) [1,2,3]	197,000	3,825,740
Tejon Ranch [1,3]	557,136	8,022,758
		53,560,011
Total (Cost $48,375,166)		53,750,511

UTILITIES – 0.1%
WATER UTILITIES - 0.1%
American States Water	11,520	905,818
Total (Cost $946,012)		905,818

TOTAL COMMON STOCKS
(Cost $1,255,321,531)		1,480,949,910

WARRANTS- 0.0%

INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
eMagin Corporation (Warrants) [3,5]	50,000	0
Total (Cost $0)		0

TOTAL WARRANTS
(Cost $0)		0

REPURCHASE AGREEMENT– 2.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $31,492,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $32,121,856)
(Cost $31,492,000)		31,492,000

TOTAL INVESTMENTS – 105.0%
(Cost $1,286,813,531)		1,512,441,910

LIABILITIES LESS CASH AND OTHER ASSETS – (5.0)%		(72,370,367)

NET ASSETS – 100.0%		$1,440,071,543

ADR – American Depository Receipt

†	New additions in 2020.

[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement at June 30, 2020. Total market value of pledged securities at June 30, 2020, was $209,788,690.

[2]	At June 30, 2020, a portion of these securities were rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $68,312,911.

[3]	Non-income producing.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	At June 30, 2020, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,287,915,610. At June 30, 2020, net unrealized appreciation for all securities was $224,526,300 consisting of aggregate gross unrealized appreciation of $406,917,440 and aggregate gross unrealized depreciation of $182,391,140. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 45

Royce Value Trust	June 30, 2020 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$1,476,004,974
Affiliated Companies	4,944,936
Repurchase agreements (at cost and value)	31,492,000
Cash	168
Foreign currency (cost $8,415)	8,478
Receivable for investments sold	80,482
Receivable for dividends	699,022
Prepaid expenses and other assets	759,870
Total Assets	1,513,989,930
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	1,865,631
Payable for investment advisory fee	1,705,725
Payable for directors' fees	39,759
Payable for interest expense	73,537
Accrued expenses	233,735
Total Liabilities	73,918,387
Net Assets	$1,440,071,543
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 100,471,694 shares outstanding (150,000,000 shares authorized)	$1,229,899,515
Total distributable earnings (loss)	263,563,709
Quarterly distributions	(53,391,681)
Net Assets (net asset value per share - $14.33)	$1,440,071,543
Investments at identified cost	$1,255,321,531

46 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$13,019,544
Affiliated Companies	85,377
Foreign withholding tax	(490,977)
Interest	94,904
Rehypothecation income	245,643
Total income	12,954,491
EXPENSES:
Investment advisory fees	6,856,949
Interest expense	715,876
Administrative and office facilities	354,558
Stockholder reports	228,206
Custody and transfer agent fees	96,539
Directors' fees	74,305
Professional fees	70,460
Other expenses	72,878
Total expenses	8,469,771
Net investment income (loss)	4,484,720
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	33,033,324
Foreign currency transactions	(44,409)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(192,028,796)
Investments in Affiliated Companies	(2,929,839)
Other assets and liabilities denominated in foreign currency	8,161
Net realized and unrealized gain (loss) on investments and foreign currency	(161,961,559)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(157,476,839)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 47

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/20 (UNAUDITED)	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$4,484,720	$10,410,880
Net realized gain (loss) on investments and foreign currency	32,988,915	78,224,189
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(194,950,474)	295,900,611
Net increase (decrease) in net assets from investment operations	(157,476,839)	384,535,680
DISTRIBUTIONS:
Quarterly distributions	(53,391,681)	(105,830,150)
Total distributions	(53,391,681)	(105,830,150)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	22,900,570	45,227,078
Total capital stock transactions	22,900,570	45,227,078
Net Increase (Decrease) In Net Assets	(187,967,950)	323,932,608
NET ASSETS:
Beginning of period	1,628,039,493	1,304,106,885
End of period	$1,440,071,543	$1,628,039,493

48 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2020 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(157,476,839)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(257,162,921)
Proceeds from sales and maturities of long-term investments	301,400,519
Net purchases, sales and maturities of short-term investments	(19,339,000)
Net (increase) decrease in dividends and interest receivable and other assets	522,568
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	622,508
Net change in unrealized appreciation (depreciation) on investments	194,958,635
Net realized gain (loss) on investments	(33,033,324)
Net cash provided by operating activities	30,492,146
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(53,391,681)
Reinvestment of distributions	22,900,570
Net cash used for financing activities	(30,491,111)
INCREASE (DECREASE) IN CASH:	1,035
Cash and foreign currency at beginning of period	7,611
Cash and foreign currency at end of period	$8,646

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2020, the Fund paid $814,942 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semiannual Report to Stockholders | 49

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/20 (UNAUDITED)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net Asset Value, Beginning of Period	$16.58	$13.73	$17.50	$15.85	$13.56	$16.24
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.11	0.18	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)	3.90	(2.46)	2.74	3.27	(1.48)
Net increase (decrease) in net assets from investment operations	(1.67)	4.01	(2.28)	2.87	3.39	(1.36)
DISTRIBUTIONS:
Net investment income	(0.05)[1]	(0.11)	(0.19)	(0.13)	(0.13)	(0.16)
Net realized gain on investments and foreign currency	(0.39)[1]	(0.99)	(1.07)	(1.03)	(0.89)	(1.08)
Return of capital	(0.10)[1]	–	–	–	–	–
Total distributions	(0.54)	(1.10)	(1.26)	(1.16)	(1.02)	(1.24)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.06)	(0.06)	(0.06)	(0.08)	(0.08)
Effect of rights offering			(0.17)
Total capital stock transactions	(0.04)	(0.06)	(0.23)	(0.06)	(0.08)	(0.08)
Net Asset Value, End of Period	$14.33	$16.58	$13.73	$17.50	$15.85	$13.56
Market Value, End of Period	$12.54	$14.77	$11.80	$16.17	$13.39	$11.77
TOTAL RETURN:[2]
Net Asset Value	(8.92)%[3]	30.46%	(14.45)%	19.31%	26.87%	(8.09)%
Market Value	(10.53)%[3]	35.23%	(20.43)%	30.49%	23.48%	(9.59)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	0.99%[5]	0.49%	0.42%	0.43%	0.51%	0.50%
Other operating expenses	0.23%[5]	0.27%	0.21%	0.22%	0.22%	0.18%
Total expenses (net)	1.22%[5]	0.76%	0.63%	0.65%	0.73%	0.68%
Expenses excluding interest expense	1.12%[5]	0.61%	0.52%	0.54%	0.62%	0.61%
Expenses prior to balance credits	1.22%[5]	0.76%	0.63%	0.65%	0.73%	0.68%
Net investment income (loss)	0.65%[5]	0.69%	1.06%	0.80%	0.85%	0.78%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,440,072	$1,628,039	$1,304,107	$1,480,449	$1,296,012	$1,072,035
Portfolio Turnover Rate	18%	30%	28%	19%	28%	35%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2157%	2426%	2998%	2215%	1951%	1631%
Asset coverage per $1,000	$21,572	$24,258	$29,980	$22,149	$19,514	$16,315

[1]	Amounts are subject to change and recharacterization at year end.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[3]	Not annualized

[4]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/20, and a 12-month basis for the years shown.

[5]	Annualized

50 | 2020 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,425,515,914	$54,500,496	$933,500	$1,480,949,910
Warrants	–	–	0	0
Repurchase Agreement	–	31,492,000	–	31,492,000

2020 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/20
Common Stocks	$1,085,100	$3,000	$0	$(148,600)	$933,500
Warrants	0	—	—	—	0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/20	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Waterloo Investment Holdings	$743,000	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease
New York REIT	190,500	Guidance from Options Clearing Authorities Balance Sheet Analysis	Liquidity Discount	15%-25%	Decrease
[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

52 | 2020 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 2,253,861 and 3,207,809 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

2020 Semiannual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

The Fund and BNPPI have agreed that the current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of June 30, 2020, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 2.02%. The maximum amount outstanding during the six months ended June 30, 2020, was $70,000,000. As of June 30, 2020, the aggregate value of rehypothecated securities was $68,312,911. During the six months ended June 30, 2020, the Fund earned $245,643 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2020, the Fund’s investment performance ranged from 2% below to 12% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,664,931 and a net upward adjustment of $1,192,018 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2020, the Fund expensed Royce investment advisory fees totaling $6,856,949.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $258,421,423 and $301,361,268, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$7,846,417	$870,464	$(922,571)

54 | 2020 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2020:

AFFILIATED COMPANY	SHARES 12/31/19	MARKET VALUE 12/31/19	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/20	MARKET VALUE 6/30/20
INDUSTRIALS - 0.1%
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Houston Wire & Cable [1,2]	877,363	$3,869,171	–	–	–	$(1,798,594)	$–	877,363	$2,070,577
		3,869,171			–	(1,798,594)	–		2,070,577
INFORMATION TECHNOLOGY - 0.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.2%
Richardson Electronics [1]	711,475	4,005,604	–	–	–	(1,131,245)	85,377	711,475	2,874,359
		4,005,604			–	(1,131,245)	85,377		2,874,359
		$7,874,775			–	$(2,929,839)	$85,377		$4,944,936
[1]	At June 30, 2020, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[2]	Non-income producing.

Subsequent Events:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. Royce was an indirect, majority-owned subsidiary of Legg Mason prior to the transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Fund prior to the transaction (referred to herein as the “Prior Agreement”). Royce continues to provide uninterrupted services to the Fund pursuant to a new investment advisory agreement that was recently approved by Fund stockholders. The terms and conditions of the Fund’s new investment advisory agreement are substantially identical to those of its Prior Agreement. The Fund’s contractual investment advisory fee rate remains the same under its new investment advisory agreement. Royce will continue to operate as an independent investment organization with its own brand after completion of the transaction. There are no changes planned to the management of the organization or investment teams at Royce as a result of the transaction.

2020 Semiannual Report to Stockholders | 55

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
6/30/20		$8,975		1,073	$13,584	$12,415

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19³		8.237	578	28,205	24,807
3/11/09	Distribution $0.22³		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53³		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Year-to-Date distribution total $0.31		5.703	677
6/30/20		$8,900		12,933	$110,706	$93,118

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

56  | 2020 Semiannual Report to Stockholders

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Year-to-Date distribution total $0.54		10.180	1,397
6/30/20		$53,211		27,331	$391,653	$342,731

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2020 Semiannual Report to Stockholders  | 57

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2020.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2020. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

58  | 2020 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director 1, President

Age: 55  |  Number of Funds Overseen: 16  |  Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 71  |  Number of Funds Overseen: 16  |  Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director

Age: 58  |  Number of Funds Overseen: 16 |  Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Director2

Age: 57  |  Number of Funds Overseen: 3  |  Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Director

Age: 78  |  Number of Funds Overseen: 36  |  Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Director

Age: 74  |  Number of Funds Overseen: 36  |  Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director

Age: 62  |  Number of Funds Overseen: 16  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President

Age: 52  |  Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 58  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 54  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 53  |  Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 60  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.

[2]	Became a Director effective as of the close of business on July 21, 2020.

Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2020 Semiannual Report to Stockholders  | 59

Board Approval of Current Investment Advisory Agreements

At meetings held on May 27-28, 2020, the funds’ respective Boards of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, approved the continuation of the investment advisory agreements in place (each, a “Current Agreement” and collectively, the “Current Agreements”) between Royce & Associates, LP (“Royce”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. Royce also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives and other direct and indirect benefits to Royce and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by Royce’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and each Fund. In considering factors relating to the approval of the continuance of the Current Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While all three of the Current Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately.

Among other factors, the directors considered the following:

The nature, extent and quality of services provided by Royce:

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Current Agreement: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing the Funds and open-end mutual funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. Each Board reviewed the services that Royce provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between such Fund and Royce. Each Board determined that the services to be provided to each Fund by Royce would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted Royce’s ability to attract and retain qualified and experienced personnel. The directors concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce would continue to be suitable for the Funds.

Investment performance of the Funds and Royce.

Although the registered investment companies managed by Royce currently span a wider risk spectrum than they have historically, Royce generally emphasizes a risk-averse approach to investing. In light of that approach, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than ten full calendar years of performance because its inception date was October 18, 2013.

The Boards noted that domestic and international equity markets rebounded nicely in 2019 from the steep declines that took place during 2018’s fourth quarter. Although large-cap indices outperformed their smaller counterparts, the major micro-, small-, and mid-cap indices still posted impressive returns in 2019. The advance for small-cap stocks was particularly broad-based, with the large majority of issuers and sectors posting positive returns. Biotech, software, and other growth stocks were among those within the small-cap space that outperformed during the period. It was noted that Royce Value Trust, Inc. (“RVT”) ranked within the 1st Sharpe Ratio quartile in its Morningstar category for the 1-year and 3-year periods ended December 31, 2019. It was further noted that Royce Micro-Cap Trust, Inc. (“RMT”) ranked within the 3rd and 2nd Sharpe Ratio quartiles in its Morningstar category for the 1-year period and the 3-year period, respectively, ended December 31, 2019. The Boards noted that the increased return dispersion, declining correlation, and steepening yield curve that have characterized the last few year have generally resulted in improved relative performance for the Funds.

The RVT Board noted that RVT ranked within the 2nd and 4th Sharpe Ratio quartiles in its Morningstar category for the 5-year period and the 10-year period, respectively, ended December 31, 2019. The RMT Board further noted that RMT ranked within the 4th Sharpe Ratio quartile in its Morningstar category for the 5-year and 10-year periods ended December 31, 2019. A large portion of this post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies generally favored by RVT and RMT. The directors also noted, however, that the relative performance for RVT and RMT during the more historically customary market cycle preceding the 2008 financial crisis was quite strong. In addition, the use of leverage by RVT and RMT through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down-market performance.

60  |  2020 Semiannual Report to Stockholders

Board Approval of Current Investment Advisory Agreements (continued)

The RGT Board noted that RGT had less than ten full calendar years of performance because its inception date was October 18, 2013 and that RGT had been subject to the same market forces as RVT and RMT during RGT’s years of operation. Using data provided by Broadridge, the RGT Board noted that RGT’s Sharpe Ratio placed in the 3rd quartile within its Morningstar category for the 1-year, 3-year, and 5-year periods ended December 31, 2019.

In addition to each Fund’s risk–adjusted performance, the Boards also reviewed and considered the absolute total returns and down-market performance for each Fund and the long-term performance records of each of RVT and RMT for periods of 10 years and longer. The Boards further noted that Royce manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions and more recently as noted above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that Royce continued to be an appropriate investment adviser for the relevant Fund and concluded that the relevant Fund’s performance supported the approval of the continuance of its Current Agreement.

Cost of the services provided and profits realized by Royce from its relationship with the Funds.

Each Board considered the cost of the services provided by Royce and profits realized by Royce from its relationship with each Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The directors concluded that Royce’s profits during the year ended December 31, 2019 in respect of the Funds were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale.

Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Current Agreements to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Boards noted that the effective investment advisory fee rate for RVT and RMT was lower than the median of its Broadridge-assigned peers while the effective investment advisory fee rate for RGT was higher than the median of its Broadridge-assigned peers. Each Board further noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The RVT Board determined that the performance adjustment feature continued to serve as an appropriate incentive to Royce to manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, Royce is penalized for poor performance. The directors noted that RVT’s net expense ratio of 0.76% placed it in the 1st quartile within its Broadridge-assigned peer group for 2019.

In the case of RMT, its Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The RMT Board determined that the performance adjustment feature continued to serve as an incentive to Royce to manage RMT for the benefit of its long-term common stockholders. The directors noted that RMT’s net expense ratio of 1.20% placed it in the 2nd quartile within its Broadridge-assigned peer group for 2019. The directors further noted that RMT’s net expense ratio was 5 basis points lower than the median of its Broadridge-assigned peer group and 15 basis points lower than the average expense ratio for the 26 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database.

Finally, in the case of RGT, its Board noted that RGT’s net expense ratio of 1.50% placed it in the 3rd quartile within its Broadridge-assigned peer group for 2019, 18 basis points above the Broadridge-assigned peer group median. The directors also noted that RGT’s reduced investment advisory fee rate, which went into effect on January 1, 2019, played an important role in bringing down RGT’s expense ratio from 1.74% in 2018.

The Boards also noted that Royce manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active shares for RVT, RMT, and RGT were 86%, 96%, and 97%, respectively, for the calendar year ended December 31, 2019.

Each Board also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the relevant Current Agreement, concluding that the continuation of such agreements was in the best interest of the shareholders of the respective Funds and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

2020 Semiannual Report to Stockholders  |  61

Board Approval of Current Investment Advisory Agreements (continued)

Each Board also noted that it had approved a new investment advisory agreement and an interim investment advisory agreement for the relevant Fund in connection with Franklin Resources Inc.’s pending acquisition of Legg Mason, Inc., Royce’s indirect corporate parent, at a meeting held on April 22, 2020. Each Board was advised at such meeting that the completion of such transaction would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of the corresponding Current Agreement. Each Board was further informed at such meeting that effectiveness of a new investment advisory agreement is subject to its approval by the shareholders of the relevant Fund in accordance with the requirements of the 1940 Act and the completion of such transaction. After weighing all of the considerations and conclusions discussed above, each full Board, including all of the non-interested directors, also determined to ratify its approval of the new and interim investment advisory agreements, concluding that such agreements were in the best interest of the stockholders of the relevant Fund and that the relevant Fund’s investment advisory fee rate was reasonable in relation to the services provided.

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Board Approval of New Investment Advisory Agreements

On February 17, 2020, Legg Mason, Inc. (“Legg Mason”), the indirect corporate parent of Royce & Associates, LP (“Royce”), entered into a definitive agreement (the “Transaction Agreement”) with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (referred to herein as “Franklin Templeton”), pursuant to which Franklin Templeton would, subject to the satisfaction of certain terms and conditions, acquire Legg Mason (referred to herein as the “Transaction”). At meetings of the Boards of Directors (each, a “Board” and collectively, the “Boards”) of Royce Global Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”) held on April 21, 2020 (each, an “April Board Meeting” and collectively, the “April Board Meetings”), representatives of Royce, Legg Mason, and Franklin Templeton made presentations to, and responded to questions from, the Boards regarding the Transaction and Franklin Templeton’s plans and intentions regarding Legg Mason’s asset management business, including the preservation and continued investment autonomy of Royce and the combination of the distribution resources of Royce, Legg Mason, and Franklin Templeton. The Boards were advised that the Transaction, if completed, would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of the investment advisory agreements in place between: (i) Royce and Royce Global Value Trust, Inc., (ii) Royce and Royce Micro-Cap Trust, Inc., and (iii) Royce and Royce Value Trust, Inc. (each, a “Current Agreement” and collectively, the “Current Agreements”). At each April Board Meeting, which included meetings of the relevant full Board and separate meetings of the non-interested directors, each Board considered, among other things, whether it would be in the best interests of the relevant Fund and its stockholders to approve the corresponding New Agreement, and the anticipated impacts of the Transaction on such Fund and its stockholders. Each Board, including a majority of the non-interested directors, approved the corresponding New Agreement at the April Board Meeting.

To assist each Board in its consideration of the corresponding New Agreement, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization. Franklin Templeton and Legg Mason also provided materials and information about the Transaction. The non-interested directors, through their independent legal counsel, also requested and received additional information from Franklin Templeton and Legg Mason in connection with the non-interested directors’ consideration of the New Agreements. The additional information was provided in advance of the April Board Meetings. After the presentations and after reviewing the written materials provided, the non-interested directors met in executive session with their counsel to consider the New Agreements.

Each Board’s evaluation of the corresponding New Agreement reflected the information provided specifically in connection with its review of such New Agreement, as well as, where relevant, information that was previously furnished to such Board in connection with the most recent renewal of the corresponding Current Agreement at in-person meetings held on June 5, 2019 and at other Board meetings held thereafter.

Among other things, the trustees considered:

(i) the reputation, experience, financial strength, and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Boards that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries, including Royce;

(iii) that Franklin Templeton and Legg Mason have informed the Boards that, following the Transaction, there is not expected to be any diminution in the nature, extent, and quality of services provided to the Funds and their stockholders by Royce, including compliance and non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that there will not be any changes to the Funds’ custodian or other service providers as a result of the Transaction;

(v) that Franklin Templeton has informed the Boards that it has no present intention to alter any currently effective fee waiver and expense reimbursement arrangements for the U.S. registered investment companies advised by Royce, and, while it reserves the right to do so in the future, it would consult with the Boards before making any future changes;

(vi) that Franklin Templeton does not expect to propose any changes to the investment objective or principal investment strategies of any Fund as a result of the Transaction;

(vii) the potential benefits to Fund stockholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment and distribution opportunities;

(viii) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower fees and expenses by spreading expenses over a larger asset base;

(ix) that each of Franklin Templeton and Legg Mason will derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual investment advisory fee rate and administrative fee arrangements will remain the same and will not increase by virtue of the corresponding New Agreement;

(xi) the terms and conditions of each New Agreement, including that each New Agreement is substantially identical to the corresponding Current Agreement except for the date of execution, effectiveness, and termination and certain non-material updating changes;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Boards approve the New Agreements;

(xiii) that each Current Agreement is the product of multiple years of review and negotiation and information received and considered by the relevant Board in the exercise of its business judgment during those years, and that on June 5, 2019 the relevant Board had performed a full review of and approved the corresponding Current Agreement as required by the 1940 Act and had determined in the exercise of its business judgment that Royce has the capabilities, resources, and personnel necessary to provide the services provided to the relevant Fund, and that the investment advisory fees paid by or in respect of such Fund represent reasonable compensation to Royce in light of the services provided, the costs to Royce of providing those services, the fees and other expenses paid by similar funds, and such other matters as such Board considered relevant in the exercise of its business judgment, and represented an appropriate sharing between Fund stockholders and Royce of any economies of scale in the management of the relevant Fund at current and anticipated asset levels;

(xiv) that each Current Agreement was considered and approved on June 5, 2019;

(xv) that the Funds will not bear the costs of obtaining stockholder approval of the New Agreements, including the legal costs associated with the proxy solicitation, regardless of whether the Transaction is consummated; and

(xvi) that under the Transaction Agreement, Franklin Templeton acknowledged that Legg Mason had entered into such Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction, no more than 25% of the directors shall be “interested persons” (as defined in the 1940 Act) of Royce, and (b) for a period of not less than two years after the closing of the Transaction, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions, or understandings applicable thereto.

2020 Semiannual Report to Stockholders  |  63

Board Approval of New Investment Advisory Agreements (continued)

Certain of these considerations are discussed in more detail below.

In their deliberations, the directors considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the corresponding New Agreement. Each Board also took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, cybersecurity risk, allocation of brokerage commissions, “soft dollar” research services received by Royce, and other direct and indirect benefits to Royce and its affiliates from their relationship with the relevant Fund. The directors did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors.

The information provided and presentations made to each Board encompassed the relevant Fund. The discussion below for each Fund covers both the investment advisory functions rendered by Royce for the relevant Fund pursuant to the corresponding New Agreement and the administrative functions rendered by Royce for the relevant Fund pursuant to the corresponding Administration Agreement, by and between Royce and the Fund.

The non-interested directors were advised by separate independent legal counsel throughout the process. Prior to voting, the non-interested directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of each New Agreement. The non-interested directors also reviewed and discussed the proposed approval of each New Agreement with their independent legal counsel in a private session at which no representatives of Royce, Legg Mason, or Franklin Templeton were present.

Nature, extent, and quality of the service under the New Agreements.

The Boards received and considered information regarding the nature, extent, and quality of services provided to the Funds by Royce under the Current Agreements. The Boards considered the following factors to be of fundamental importance to its consideration of the Current Agreements: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of its other open-end mutual funds, and closed-end funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing the Funds and open-end mutual funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in any fund that they manage. The Boards also reviewed the services that Royce provides to the Funds, including, but not limited to, managing the Funds’ investments in accordance with their stated investment policies. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the corresponding Administration Agreement between Royce and such Fund. The Boards also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. The Boards also noted Royce’s ability to attract and retain qualified and experienced personnel.

In evaluating the nature, extent, and quality of the services to be provided to each Fund by Royce under the corresponding New Agreement, the directors considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Royce, and that Franklin Templeton and Legg Mason have advised each Board that, following the completion of the Transaction, there is not expected to be any diminution in the nature, extent, and quality of the services provided to such Fund and its stockholders by Royce, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel for such Fund as a result of the Transaction. The Boards also considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. Each Board recognized the importance of the relevant Fund having an investment adviser with access to significant organizational and financial resources.

Each Board received and considered information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the relevant Fund with other funds in its “peer group” and “category” in connection with its consideration of the corresponding Current Agreement. Each Board was provided with a description of the methodology used to determine the similarity of the relevant Fund with the funds included in its peer group. It was noted that while the directors found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The directors believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance and attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The Board for Royce Global Value Trust, Inc. noted that the Fund had less than 10 full calendar years of performance because its inception date was October 18, 2013. It was also noted that each Board received and discussed with management information throughout the year at periodic intervals comparing the relevant Fund’s performance against its benchmark and against its peers. In addition, each Board considered the relevant Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the relevant Board noted the explanations from Royce concerning such Fund’s relative performance versus the peer group for the various periods. Each Board also reviewed and considered the relevant Fund’s absolute total returns, monthly rolling average returns, and down-market performance for such Fund. The Boards for Royce Micro-Cap Trust, Inc. and Royce Value Trust, Inc. also reviewed and considered their respective long-term performance records beyond 10 years.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the directors determined that the Transaction was not expected to affect adversely the nature, extent, and quality of services provided by Royce and that the Transaction was not expected to have a material adverse effect on Royce’s ability to provide those services, and each Board concluded that, overall, the nature, extent, and quality of services expected to be provided, including performance, under the corresponding New Agreement were sufficient for approval.

64  |  2020 Semiannual Report to Stockholders

Board Approval of New Investment Advisory Agreements (continued)

Investment advisory fees and expense ratios.

Each Board reviewed and considered the relevant Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by the Fund, and the Fund’s total and net operating expense ratio in light of the nature, extent, and quality of the investment advisory services provided to the Fund by Royce in connection with its consideration of the corresponding Current Agreement. In addition, each Board has also received and considered information provided by Broadridge comparing the relevant Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by the Fund, and the Fund’s total and net expense ratios with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Morningstar. It was noted that while each Board found the Broadridge data generally useful they recognized its limitations, including that the data my vary depending on the selection of the peer group. The Boards has also noted in the past that Royce manages the Funds in an active fashion and that the Funds have historically had a high active share score. The directors also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the Funds’ investment advisory fees compared favorably to these other accounts.

In evaluating the costs of the services to be provided by Royce under the New Agreements, the directors considered, among other things, whether investment advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the directors determined that the Transaction would not increase the total fees payable by any Fund for investment advisory services.

Taking all of the above into consideration, as well as the factors identified below, each Board determined that the investment advisory fee for the relevant Fund was reasonable in light of the nature, extent, and quality of the services to be provided under the corresponding New Agreement.

Profitability and economies of scale.

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund in connection with its consideration of the corresponding Current Agreement. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. Each Board concluded that Royce’s profits with respect to the relevant Fund were reasonable in relation to the nature and quality of services provided.

Each Board also considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale in connection with its consideration of the corresponding Current Agreement. The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors further noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. The directors concluded that the current fee structure for each Fund was reasonable and that its stockholders sufficiently participated in economies of scale and that no changes were necessary.

The directors noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect Royce’s profitability from its relationship with any Fund, nor to quantify at this time any possible future economies of scale, but the directors noted they would continue to evaluate these matters going forward.

Other benefits to Royce.

The Boards considered other benefits received by Royce as a result of its relationship with the Funds, including the opportunity to offer additional products and services to Fund stockholders. In light of the costs of providing investment advisory and other services to the Funds and the ongoing commitment of Royce to the Funds, the Boards considered that the ancillary benefits that Royce received were reasonable. In evaluating the fall-out benefits to be received by Royce under the New Agreements, the directors considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. Based on their review of the materials provided, and their discussions with Franklin Templeton and Legg Mason, the directors determined that those benefits could include increased ability for Franklin Templeton, Legg Mason, and Royce to distribute shares of their funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

The Boards also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Royce name in connection with operating and marketing of its funds. The Boards also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion.

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the directors, including the non-interested directors, unanimously concluded that each New Agreement, including the fees payable thereunder, was fair and reasonable and that entering into the New Agreement was in the best interests of the relevant Fund’s stockholders, and they voted to approve each New Agreement and to recommend that the stockholders of each Fund vote to approve the corresponding New Agreement.

2020 Semiannual Report to Stockholders  |  65

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid- cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www. royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/ or interest income. The S&P 600 is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2020. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

66  |  2020 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

2020 Semiannual Report to Stockholders  |  67

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68  |  2020 Semiannual Report to Stockholders

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including an
of experience, depth of knowledge, and focus.	overview of our firm and Funds
(800) 221-4268
Independent Thinking
The confidence to go against consensus, the insight	COMPUTERSHARE
to uncover opportunities others might miss, and the	Transfer Agent and Registrar
tenacity to stay the course through market cycles.	Speak with a representative about:
• Your account, transactions, and forms
Specialized Approaches	(800) 426-5523
U.S., international, and global investment strategies
that pursue approaches with different risk profiles.	FINANCIAL ADVISORS AND BROKER-DEALERS
Speak with your regional Royce contact regarding:
Unwavering Commitment	• Information about our firm, strategies, and Funds
Our team of 18 portfolio managers has significant	• Fund Materials
personal investments in the strategies they manage.	(800) 337-6923

CE-REP-0620

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 28, 2020		Date: August 28, 2020